Securities Act File No. 333-131820

ICA No. 811- 21853

As filed with the Securities and Exchange Commission on February 1 4, 2008

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                [   ]

                                                                        Pre-Effective Amendment No. ____

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                                                                    Post-Effective Amendment No. __ 12 __

[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                [   ]

                                                                             Amendment No.      15 _

[X]

(Check Appropriate Box or Boxes)

Northern Lights Variable Trust

(Exact Name of Registrant as Specified in Charter)

                                                                     450 Wireless Blvd.

Hauppauge, NY  11788

Attention:  Michael Miola

 (Address of Principal Executive Offices)(Zip Code)

(631) 470-2600

 (Registrant's Telephone Number, Including Area Code)

The Corporation Trust Company

Corporate Trust Center

1209 Orange Street

Wilmington, DE 19801

(Name and Address of Agent for Service)

With copies to:

JoAnn M. Strasser, Esq. Thompson Hine LLP 312 Walnut Street, Suite 1400 Cincinnati, Ohio 45202 513-352-6725 (phone) 513-241-4771 (fax)	Emile R. Molineaux, General Counsel Gemini Fund Services, LLC 450 Wireless Blvd. Hauppauge, New York 11788 (631) 470-2616 (phone) (631) 470-2702 (fax)

  Approximate Date of Proposed Public Offering

It is proposed that this filing will become effective (check appropriate box):

( )

immediately upon filing pursuant to paragraph (b).

( )

on (date) pursuant to paragraph (b).

( )

60 days after filing pursuant to paragraph (a)(1).

( )

on (date) pursuant to paragraph (a)(1).

(X)

75 days after filing pursuant to paragraph (a)(2).

( )

on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate check the following box:

( )

this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

[                ], 2008

JNF Loomis Sayles Bond Portfolio

a series of the Northern Lights Variable Trust

As with any mutual fund, the Securities and Exchange Commission (SEC) has not approved or disapproved of these securities or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Table Of Contents

General Information About the Portfolio/Adviser	3
JNF Loomis Sayles Bond Portfolio	4
Fees and Expenses	15
Management	17
Purchase and Redemption of Shares	20
Dividends and Distributions	22
Taxes	22
Distribution and Service Plans Voting and Meetings	23 24
Privacy Policy	25

General Information About The Portfolio/Adviser

This Prospectus describes the JNF Loomis Sayles Bond Portfolio (the “Portfolio”), a series of Northern Lights Variable Trust, a Delaware statutory trust (the “Trust”).  JNF Advisors, Inc. (the “Adviser”) serves as the Portfolio’s investment adviser. Loomis, Sayles & Company, L.P. serves as sub-adviser to the Portfolio.  The Portfolio is intended to be a funding vehicle for variable annuity contracts and flexible premium variable life insurance policies offered by the separate accounts of various insurance companies, including the Adviser’s affiliate, Jefferson National Life Insurance Company (as applicable, “Jefferson National” or “Participating Insurance Company”).

This prospectus includes important information about the Portfolio that you should know before investing.   This prospectus should be read in conjunction with the prospectus of the separate account. Both prospectuses should be read carefully and retained for future reference.

It is possible that a difference may arise among the interests of the holders of different types of contracts - for example, if applicable state insurance law or contract owner instructions prevent the Participating Insurance Company from continuing to invest in the Portfolio following a change in the Portfolio’s investment policies, or if different tax laws apply to flexible premium variable life insurance contracts and variable annuities. The Portfolio and the Participating Insurance Company will attempt to monitor events to prevent such differences from arising. If a conflict arises between life insurance policies and annuity contracts, however, the Portfolio may be required to take actions that are adverse to the interests of holders of a particular type of contract.

Individual variable annuity contract holders and flexible premium variable life insurance policy holders are not “shareholders” of the Portfolio. The Participating Insurance Company and its separate accounts are the shareholders or investors, although such company will pass through voting rights to its variable annuity contract or flexible premium variable life insurance policy holders. Shares of the Portfolio are not offered directly to the general public.

The Portfolio has its own distinct investment objective, strategies and risks.  The Adviser, under the supervision of the Board of Trustees, is responsible for constructing and monitoring the investment objective and principal investment strategies of the Portfolio.  The Portfolio invests within a specific segment of the capital markets and invests in a wide variety of securities consistent with its investment objective and style.  The potential risks and returns of the Portfolio vary with the degree to which the Portfolio invests in a particular market segment and/or asset class.

On October 29, 2007, the SEC issued an Order under Section 6(c) of the Investment Company Act of 1940 (the “Act”) granting exemptive relief to the Trust and the Adviser from Section 15(a) of the Act and Rule 18f-2 under the Act.  Such exemptive relief allows the Adviser, with prior Board approval, to enter into and/or materially amend sub-advisory agreements without obtaining shareholder approval.  Shareholders will receive notice prior to a change in sub-adviser.

JNF Loomis Sayles Bond Portfolio

Investment Objective

The JNF Loomis Sayles Bond Portfolio seeks high total investment return through a combination of current income and capital appreciation. The Portfolio’s investment objective may be changed without shareholder approval.

Strategy

The Portfolio normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in fixed-income securities. In accordance with applicable Securities and Exchange Commission (“SEC”) requirements, the Portfolio will notify shareholders prior to any change to such policy taking effect. The Portfolio invests primarily in investment-grade fixed-income securities, although it may invest up to 35% of its assets in lower-quality fixed-income securities (commonly known as “junk bonds”) and up to 20% of its assets in preferred stocks. The Portfolio may invest in fixed-income securities of any maturity.

Loomis, Sayles & Company, L.P. (“Loomis Sayles” or “the sub-adviser”), is the Portfolio’s sub-adviser.  In deciding which securities to buy and sell, the sub-adviser will consider, among other things, the financial strength of the issuer of the security, current interest rates, the sub-adviser’s expectations regarding general trends in interest rates, and comparisons of the level of risk associated with particular investments with the sub-adviser’s expectations concerning the potential return of those investments. Three themes typically drive the Portfolio’s investment approach. First, the sub-adviser generally seeks fixed-income securities of issuers whose credit profiles it believes are improving. Second, the Portfolio makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. The sub-adviser believes that the Portfolio may generate positive returns by having a portion of the Portfolio’s assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns for the Portfolio. Third, the sub-adviser analyzes different sectors of the economy and differences in the yields (“spreads”) of various fixed-income securities in an effort to find securities that it believes may produce attractive returns for the Portfolio in comparison to their risk.

The sub-adviser generally prefers securities that are protected against calls (early redemption by the issuer). The Portfolio may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities. The Portfolio may invest without limit in obligations of supranational entities (e.g., the World Bank).

The fixed-income securities in which the Portfolio may invest include corporate securities, U.S. Government securities, commercial paper, zero coupon securities, mortgage-related securities (including mortgage dollar rolls, stripped mortgage-related securities, and collateralized mortgage obligations) asset-backed securities, when-issued securities, real estate investment trusts (“REITs”), repurchase agreements, and convertible securities.  The Portfolio may also invest in Rule 144A securities and structured notes.  Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a fund's trustees, that a particular issue of Rule 144A securities is liquid.  Structured notes are debt obligations whose principal and/or interest payments are determined by reference to changes in some external factor or factors, such as an interest rate or a commodities or securities index.

The Portfolio may engage in options and futures transactions, foreign currency transactions, and swap transactions. The sub-adviser may elect not to hedge currency risk, which may cause the Portfolio to incur losses that would not have been incurred had the risk been hedged.

From time to time, the Portfolio may take temporary defensive positions that are inconsistent with the Portfolio's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions.  In these cases, the Portfolio may hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities as the sub-adviser deems appropriate. The Portfolio may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

Primary Risks

The value of your investment in the Portfolio will fluctuate, which means that you may lose money. The primary risks of investing in the Portfolio are described below. The Portfolio’s exposure to risk depends upon its specific investment profile. The amount and types of risk vary depending on:

• The Portfolio’s investment objective

• The Portfolio’s ability to achieve its objective

• The markets in which the Portfolio invests

• The investments the Portfolio makes in those markets

• Prevailing economic conditions over the period of an investment

Credit Risk – The issuer of a security, or the counterparty to a contract, may default or otherwise be unable to honor a financial obligation. Securities rated below-investment grade are especially susceptible to this risk.

Currency Risk – The value of the Portfolio’s investments may fall as a result of changes in exchange rates.

Derivatives Risk – Derivative securities are subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives (which include options, futures, swap contracts and other transactions) may give rise to leverage risk, and can have a significant impact on the Portfolio's exposure to securities markets values, interest rates or the currency exchange rate. Derivatives are also subject to credit risk and liquidity risk..

Emerging Markets Risk – The Portfolio’s investments may face greater foreign securities risk since emerging markets countries may be more likely to experience political and economic instability.

Foreign Risk –Foreign issuers may be subject to political and economic instability, the imposition or tightening of exchange controls or other limitations on repatriation of capital. In addition, there may be changes in foreign governmental attitudes towards private investment, possibly leading to nationalization, increased taxation or confiscation of investors’ assets.

Inflation-Indexed Securities Risk – A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including Treasury Inflation-Protected Securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

Interest Rates and Bond Maturities Risk –Changing interest rates may adversely affect the market value of an investment. With fixed-income securities, an increase in interest rates typically causes the value of those securities to fall, while a decline in interest rates may produce an increase in the market value of those securities. Because of this risk, an investment in the Portfolio that invests in fixed-income securities is subject to risk even if all the fixed-income securities in the portfolio are paid in full at maturity. Bonds with longer maturities will be more affected by interest rate changes than intermediate-term bonds. For example, if interest rates go down, the price of long-term bonds will increase more rapidly than the price of intermediate-term bonds.

Liquidity And Valuation Risks –Securities that were liquid when purchased by the Portfolio may become temporarily illiquid (i.e., not able to be sold readily) and difficult to value, especially in declining markets.  Rule 144A securities and structured notes may be more illiquid than other fixed-income securities.

Lower Quality Fixed-Income Securities Risk –The Portfolio’s investments in lower rated debt securities or “junk bonds” may be subject to fixed-income securities risk to a greater extent than other fixed-income securities. The ability of the issuer’s continuing ability to make principal and interest payments is predominantly speculative for lower-quality fixed-income securities.

Market Risk –The market value of the Portfolio’s investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy or may affect the market as a whole.

Management Risk –Loomis Sayles’ investment techniques may be unsuccessful and cause the Portfolio to incur losses.

Mortgage-Related Securities & Prepayment Risk – Securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. The Portfolio may also incur a loss when there is a prepayment of securities that were purchased at a premium. A dollar roll involves potential risks of loss that are different from those related to securities underlying the transactions. The Portfolio may be required to purchase securities at a higher price than may otherwise be available on the open market. There is no assurance that the Portfolio’s use of cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

REITs Risk –The Portfolio’s investments may fall as a result of changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate. For additional information see the section “Summary of Principal Risks.”

Municipal Bond Risk – Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.  To the extent that the Portfolio invests 25% or more of its assets in obligations issued by U.S. banks, the Portfolio will be subject to bank concentration risks, such as adverse changes in economic and regulatory developments affecting the banking industry that could affect the ability of the banks to meet their obligations.

U.S. Government Obligations Risk: The Portfolio may invest in obligations issued by agencies and instrumentalities of the U.S. Government.  These obligations vary in the level of support they receive from the U.S. Government.  They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer’s obligations, such as those of the former Student Loan Marketing Association; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau.  The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the Portfolio holding securities of such issuer might not be able to recover its investment from the U.S. Government.

Fees and Expenses

The following tables describe the fees and expenses that are incurred, directly or indirectly, when a variable contract owner buys, holds or redeems an interest in a separate account that invests in the Portfolio. These tables do not represent the effect of any fees or other expenses of a contract owner’s variable annuity or flexible premium variable life insurance product, and if it did, expenses would be higher. For information on these charges, please refer to the applicable variable contract prospectus, prospectus summary or disclosure statement.

Shareholder Fees (fees paid directly from your investment)

Annual Fund Operating Expenses (expenses that are deducted from total Portfolio assets)

JNF Loomis Sayles Bond Portfolio
Management Fees	0.65%
12b-1 Fees	0.25%
Other Fees(1)	0.31%
Acquired Fund Fees and Expenses(2)	0.01%
Total Expenses	1.22%
Less: Expense Waiver/Reimbursement	0.11%
Net Expenses(3)	1.11%

(1) Other Fees are based on estimated amounts for the Portfolio’s current fiscal year.

(2)Acquired Fund Fees and Expenses represent the underlying expense of investing in other investment companies and are based on estimated amounts for the Portfolio’s current fiscal year.  The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio's financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in Acquired Funds.  Excluding the indirect costs of investing in the Acquired Funds, Total Annual Fund Operating Expenses are estimated to be 1.10% for the Portfolio.

(3) The Adviser has contractually agreed to waive its investment advisory fees and/or reimburse the JNF Loomis Sayles Bond Portfolio to the extent that the ratio of expenses (excluding brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses) to net assets on an annual basis exceeds 1.10% for the JNF Loomis Sayles Bond Portfolio. The Adviser may discontinue these contractual limits at any time after April 30, 2009 and may recover any amounts waived or reimbursed under the contract provisions, to the extent that actual fees and expenses are less that the expense limitation, for a period of three years after the date of the waiver or reimbursement.

Expense Example

The following example should help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. This Example does not reflect expenses and charges that may occur when a separate account invests in the Portfolio or any costs associated with the ownership of a variable annuity contract or flexible premium variable life insurance contract for which the Portfolio is an investment option - and if it did, expenses would be higher.

The example assumes that you invest $10,000 in the Portfolio’s shares for the time periods indicated and then sell all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except for expense reimbursements during the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio	One Year	Three Years
JNF Loomis Sayles Bond Portfolio	$____	$____

Management

Investment Adviser

The Adviser, JNF Advisors, Inc., is a registered investment adviser located at 9920 Corporate Campus Drive, Suite 1000, Louisville, Kentucky 40223.  The Adviser is a wholly-owned subsidiary of Jefferson National Financial Corp.  an affiliate of Jefferson National, which sells variable products that offer the Portfolio.  As compensation for its services, the Adviser is entitled to receive an annual fee, paid monthly, of 65% of the average daily net assets of the Portfolio.  The Adviser pays the sub-adviser a portion of these fees as indicated below.

The Adviser is responsible for, among other things, supervising the operations of the Portfolio and evaluating the abilities and performance of other money management firms to identify appropriate sub-advisers. After a sub-adviser is selected, the Adviser continuously supervises and monitors its performance and periodically recommends to the Board of Trustees which sub-adviser should be retained or released.

Sub-Adviser

The Adviser has engaged a sub-adviser to provide the day-to-day management for the Portfolio. The Adviser is responsible for monitoring the investment program and performance of the sub-adviser. Under the terms of the sub-advisory agreement, the agreement can be terminated by the Adviser, the sub-adviser or the Board of Trustees.

Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “sub-adviser”), located at One Financial Center, Boston, Massachusetts 02111, serves as the investment adviser to the Portfolio. Loomis Sayles is a subsidiary of Natixis Global Asset Management, which is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Founded in 1926, Loomis Sayles is one of the country’s oldest investment firms with over $130 billion in assets under management as of December 31, 2007. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry. Loomis Sayles is responsible for making investment decisions for the Bond Portfolio. The aggregate sub-advisory fee to be paid by the Adviser to the sub-adviser as a percentage of the Portfolio’s average daily net assets is0.325% for the first $200 million of assets in the Portfolio, and 0.30% for assets over this amount.

A discussion regarding the basis for the Board of Trustees approval of any investment advisory contract of the Portfolio will be available in the Trust’s semi-annual report for the six months ending June 30 of each year.

Portfolio Managers

The sub-adviser uses a team approach to manage the Portfolio.   The team, as a whole, makes investment decisions by leveraging the depth and breadth of their research to add value in sector allocation and security selection, and the risk management activities seek to safeguard excess returns. The following persons have primary responsibility for the day-to-day management of the Portfolio since inception. Associate portfolio managers are actively involved in formulating the overall strategy for the Portfolio but are not the primary decision makers. Except where noted, each portfolio manager has been employed by the sub-adviser for at least five years.

Matthew J. Eagan has served as associate portfolio manager of the Portfolio since inception and in the same capacity with respect to other bond funds of the sub-adviser since February 2007. Mr. Eagan, Vice President of Loomis Sayles, began his investment career in 1989 and joined Loomis Sayles in 1997. He received a B.A. from Northeastern University and an M.B.A. from Boston University.  Mr. Eagan holds the designation of Chartered Financial Analyst and has over 18 years of investment experience.

Daniel J. Fuss has served as portfolio manager of the Portfolio since inception and in the same capacity with respect to other bond funds of the sub-adviser since May 1991. Mr. Fuss is Vice Chairman, Director and Managing Partner of Loomis Sayles. He began his investment career in 1958 and joined Loomis Sayles in 1976. Mr. Fuss holds the designation of Chartered Financial Analyst. He received a B.S. and an M.B.A. from Marquette University and has over 49 years of investment experience.

Kathleen C. Gaffney has served as portfolio manager of the Portfolio since inception and as co-portfolio manager or associate portfolio manager with respect to other bond funds of the sub-adviser since October 1997. Ms. Gaffney, Vice President of Loomis Sayles, began her investment career in 1984 and joined Loomis Sayles in 1984. Ms. Gaffney holds the designation of Chartered Financial Analyst. She received a B.A. from the University of Massachusetts at Amherst and has over 23 years of investment experience.

Elaine M. Stokes has served as associate portfolio manager of the Portfolio since inception and in the same capacity with respect to other bond funds of the sub-adviser since February 2007. Ms. Stokes, Vice President of Loomis Sayles, began her investment career in 1987 and joined Loomis Sayles in 1988. She received a B.S. from St. Michael’s College and has over 20 years of investment experience.

A description of the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Portfolio is available in the Statement of Additional Information (SAI).

Purchase and Redemption of Shares

Portfolio shares are currently offered to separate accounts established by insurance companies to fund variable annuity and flexible premium variable life insurance contracts. Individuals may not purchase Portfolio shares directly from the Trust. Shares of the Portfolio are purchased or redeemed (without a sales charge) at their net asset value next computed after receipt of an appropriate order. Sales proceeds will normally be forwarded to the selling insurance company on the next business day after receipt of the sales instructions, but in no event later than seven days following receipt of instructions.  The Portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange (NYSE), is closed or restricted, or when the Securities and Exchange Commission determines an emergency exists that make it impracticable for the Portfolio to sell or value its investments. You should consult your accompanying variable contract prospectus for additional information about processing orders.

The Portfolio’s net asset value (NAV) per share is the total market value of the Portfolio’s securities and other assets minus its liabilities divided by the total number of shares outstanding. Because the value of the Portfolio’s securities changes every business day, the Portfolio’s share price usually changes as well.

The Portfolio calculates its NAV per share at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time). The NYSE generally is open every day for trading, except:

The NAV is generally based on the market price of the securities held in the Portfolio. Securities held by the Portfolio are valued based on readily available market quotations.

Under the direction of the Board of Trustees, the Portfolio may use a practice known as fair value pricing under the following circumstances:

•

Market quotations are not readily available for a security or other asset

•

An event occurs after an exchange closes that is likely to affect the value of a security

•

The Portfolio’s management strongly believes a market price is not reflective of a security’s appropriate price

Using fair value pricing to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Foreign securities may trade on days when the Portfolio does not calculate its NAV and thus may affect the Portfolio’s NAV on days during which shareholders cannot purchase or redeem shares.

Market Timing Policy

The Portfolio is not an appropriate investment vehicle for owners of variable contracts indirectly invested in the Portfolio to engage in market timing or other trading strategies that entail frequent purchases, redemptions or exchanges of shares of the Portfolio (“market timing activities”).  The Trust does not accommodate market timing activities with respect to the Portfolio.

Market timing activities may disrupt the normal management of the Portfolio by requiring that its management (1) invest a greater proportion of the Portfolio’s assets in money market instruments or other very liquid holdings than management ordinarily would otherwise invest in accordance with the Portfolio’s investment strategies, and (2) prematurely liquidate certain investments at unfavorable prices. Market timing activities also may increase brokerage commissions and other portfolio transaction expenses which would negatively impact the Portfolio’s investment returns. Furthermore, activities that arbitrage the changing value of the Portfolio’s assets between daily pricing may dilute the value of shares held by long-term investors.

To discourage market timing activities, the Board has adopted market timing policies and has approved procedures for implementing these policies. Although each separate account of the Participating Insurance Companies typically purchases or redeems shares of the Portfolio each day, the Trust does not consider these transactions to be indicative of market timing activities. However, certain transactions, including transactions that are large in relation to the Portfolio’s size and that are not the random result of net variable contract owner transactions in a separate account, may be deemed to be market timing activities. In such instances, the Trust will take appropriate action to deter these transactions by shareholders of the Portfolio. Such measures may include:

(1) requesting that each separate account implement effective processes to identify and deter market timing activities by owners of variable contracts issued through it,

(2) ceasing sales of additional shares of the Portfolio to a separate account through which contract owners engaging in market timing activities are operating, and

(3) if required by applicable law or deemed advisable by the Board, adopting redemption fees for shares issued to one or more separate accounts.

Because these actions may be particular to a separate account and/or a particular variable insurance contract and subject to negotiation between the Trust and the Participating Insurance Company, these actions may vary from variable insurance contract to variable insurance contract.  Because actions may vary, some variable insurance contract owners may be treated differently from others and as a result, some variable insurance contract owners may still engage in market timing, while other variable insurance contract owners may bear the adverse effects of market timing.

The Trust has requested that the Participating Insurance Company identify and deter market timing activities by contract owners.  However, the Trust cannot control the efforts of the Participating Insurance Company and cannot guarantee that it will be successful in identifying and deterring market timing activities.  The Trust has entered into an agreement with the Participating Insurance Company that requires the Participating Insurance Company to provide the Trust with information about transactions by contact owners.  This information will be used by the Trust to verify compliance with its market timing policies.  Market timing activities may disrupt portfolio management strategies, increase brokerage and other transaction costs, and negatively impact fund performance for all variable insurance contract owners.  Therefore, an investment in the Portfolio is subject to the risks associated with market timing activities.

Portfolio Holdings Disclosure

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s securities holdings is available in the Statement of Additional Information (SAI).

Dividends and Distributions

The Portfolio distributes at least 90% of its net investment income to its shareholders to meet requirements of the Internal Revenue Code applicable to regulated investment companies. Owners of variable products should understand that they will not receive any dividends or other distributions directly from the Trust or the Portfolio. All such dividends and other distributions are payable to, and automatically reinvested by, the separate accounts of the insurance company in which contract premiums are invested.

Dividends from net investment income are declared monthly and reinvested monthly in additional full and fractional shares by the Portfolio. The Trustees may elect to change dividend distribution intervals.

Capital gains — i.e., the excess of net long-term capital gain over net short-term capital loss — are generally declared and distributed to shareholders annually after the close of the Portfolio’s fiscal year.

See the applicable Contract prospectus for information regarding the federal income tax treatment of distributions to the insurance company separate accounts.

Taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio intends to qualify each year as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”) and meet certain diversification requirements applicable to separate accounts that invest in mutual funds. In so qualifying, the Portfolio should have little or no liability for federal income taxes if it distributes substantially all of its net investment income and net realized capital gains to the separate accounts of the Participating Insurance Companies each year.

Section 817(h) of the Code and the regulations thereunder impose “diversification” requirements on the Portfolio.  The Portfolio intends to comply with the diversification requirements.  These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the Investment Company Act of 1940.  The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer.  Specifically, the regulations provide that, except as permitted by “safe harbor” rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the Portfolio’s total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides an alternative, whereby a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies.  For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment.  In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If the Portfolio does not satisfy the section 817(h) requirements, the separate accounts, the insurance companies, the policies and the annuity contracts may be taxable. See the prospectuses of the policies and annuity contracts.

Because the separate accounts of the Participating Insurance Company are the only shareholders of the Trust, no discussion is included in this Prospectus as to the federal income tax consequences at the shareholder level. For information regarding the federal tax consequences to owners of variable annuity contracts or flexible premium variable life insurance contracts, see the applicable prospectus for such variable contract.

Distribution and Service Plans

The Trust has adopted a Distribution and Service Plan (12b-1 Plan) to compensate certain entities for distribution and marketing services and for servicing shareholder accounts with respect to the Portfolio. Fees paid under the Distribution and Service Plan may not exceed 0.25% annually of the Portfolio’s average daily net assets. The distribution and service fees are paid out of the assets of the Portfolio on an ongoing basis and will increase the cost of your investment over time.

The Portfolio may make payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and sales related costs. In addition, the Adviser may pay additional compensation, out of the Adviser’s own assets, to its affiliate Jefferson National Life Insurance Company, certain other insurance companies and other intermediaries or their affiliates, based on sales of assets attributable to a firm, or such other criteria agreed to by the Adviser.  Such payments will not increase Portfolio expenses.  The firms to which these payments may be made are determined by the Adviser.  These payments may provide an incentive, in addition to any distribution fees paid pursuant to Rule 12b-1, to these firms to actively promote the Portfolio or cooperate with other promotional efforts.

Voting and Meetings

The insurance company that issued your variable life or variable annuity contract will solicit voting instructions from you and other purchasers of variable life or variable annuity contracts with respect to any matters that are presented to a vote of shareholders.  The insurance company is required to vote on a proportional basis, which means that for shares outstanding for which it receives no instructions, the insurance company will vote those shares in the same proportion as the shares for which they did receive instructions (either for or against a proposal).  To the extent the insurance company is required to vote the total Portfolio shares held in its separate accounts on a proportional basis, it is possible that a small number of variable insurance contract owners would be able to determine the outcome of a matter.  The Portfolio will vote separately on matters relating solely to the Portfolio or which affects the Portfolio differently. However, all shareholders will have equal voting rights on matters that affect all portfolios equally. Shareholders shall be entitled to one vote for each share held.

The Trust does not hold annual meetings of shareholders but may hold special meetings.  Special meetings are held, for example, to elect or remove Trustees, change the Portfolio’s fundamental investment policies, or approve an investment advisory contract.  Unless required otherwise by applicable laws, one third of the outstanding shares of the Trust constitutes a quorum (or one third of the Portfolio or class if the matter relates only to the Portfolio or class).

Notice of Privacy Policy & Practices

The privacy of our shareholders is important to us.  The Trust is committed to maintaining the confidentiality, integrity and security of shareholder information.  When a shareholder provides personal information, the Trust believes that the shareholder should be aware of policies to protect the confidentiality of that information.

Because shares of the Portfolio are offered only to the Participating Insurance Company and its separate accounts to fund the benefits of variable annuity and flexible premium variable life contracts, and unregistered separate accounts, the Trust does not collect personal information about you, the underlying investor.  The Trust collects the following nonpublic personal information from the separate accounts:

•

Information we receive from the shareholder on or in applications or other forms, correspondence, or conversations, including, but not limited to account name, address, phone number, tax ID number; and

•

Information about shareholder transactions with us, our affiliates, or others, including, but not limited to, account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Trust does not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law.  For example, the Trust is permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, the Trust restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Trust maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

The privacy policy of your financial intermediary governs how your nonpublic personal information can be shared with non-affiliated third parties.

For More Information

Adviser	JNF Advisors, Inc. 9920 Corporate Campus Drive, Suite 1000 Louisville, Kentucky 40223
Sub-Adviser (JNF Loomis Sayles Bond Portfolio)	Loomis, Sayles & Company, L.P., One Financial Center, Boston, Massachusetts 02111
Legal Counsel	Thompson Hine LLP 312 Walnut Street, 14th Floor Cincinnati, Ohio 45202-4089
Transfer Agent	Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, Nebraska 68137
Custodian	The Bank of New York 90 Washington Street, 22nd Floor New York, New York 10826

Several additional sources of information are available to you.  The Statement of Additional Information dated[date], 2008 (the “SAI”), contains detailed information on the Portfolio’s policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Portfolio’s affiliates.  Annual and semi-annual reports contain management’s discussion of market conditions and investment strategies that significantly affected the Portfolio’s performance results as of the Portfolio’s latest semi-annual or annual fiscal year end.

Call JNF Advisors, Inc. at 1-866-667-0564 to obtain, without charge, copies of the SAI, the annual report and the semi-annual report, to request other information about the Portfolio and to make shareholder inquiries.  The Portfolio does not maintain an internet web site.

You may review and obtain copies of the Portfolio’s information at the SEC’s Public Reference Room in Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Portfolio is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C.  20549-0102.

Investment Company Act File # 811-21853

Statement of Additional Information
April __, 2008

JNF Loomis Sayles Bond Portfolio

a series of the Northern Lights Variable Trust

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus of the JNF Loomis Sayles Bond Portfolio (the “Portfolio”) dated ________, 2008. You can obtain a copy of the prospectus without charge by contacting Jefferson National Financial Corp. at 866-667-0561.

TABLE OF CONTENTS

PORTFOLIO HISTORY

INVESTMENT RESTRICTIONS

INVESTMENT STRATEGIES

TEMPORARY DEFENSIVE POSITIONS

PORTFOLIO TURNOVER

DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

SECURITIES TRANSACTIONS

CONTROL PERSONS AND PRINCIPAL OWNERS

MANAGEMENT

PORTFOLIO MANAGERS

OTHER SERVICE PROVIDERS

PLAN OF DISTRIBUTION

TRUSTEES AND OFFICERS OF THE TRUST

NET ASSET VALUES OF THE SHARES OF THE PORTFOLIO

ANTI-MONEY LAUNDERING PROGRAM

PROXY VOTING SUMMARY

DISCLOSURE OF THE PORTFOLIOS’ HOLDINGS

DIVIDENDS, DISTRIBUTIONS AND TAXES

DESCRIPTION OF SHARES

PORTFOLIO HISTORY

The Portfolio is a series of Northern Lights Variable Trust, a Delaware statutory trust organized on November 4, 2005 (the “Trust”).  The Trust is registered as an open-end management investment company.  The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). The Portfolio may issue an unlimited number of shares of beneficial interest.  All shares of the Portfolio have equal rights and privileges.  Each share of the Trust is entitled to one vote on all matters as to which shares are entitled to vote.  In addition, each share of the Portfolio is entitled to participate equally with other shares (i) in dividends and distributions declared by the Portfolio and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of the Portfolio are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.  Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Portfolio is a diversified series of the Trust.  The Portfolio’s investment objective, restrictions and policies are more fully described here and in the Prospectus.  The Board may start other series and offer shares of a new portfolio under the Trust at any time.

Under the Trust’s Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal.  Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder.  Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders.  As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

JNF Advisors, Inc. (the "Adviser") serves as investment adviser to the Portfolio. Loomis Sayles is the Portfolio’s sub-adviser

Shares of the Portfolio are offered to participating insurance company in order to fund certain of their separate accounts used to support variable annuity and variable life insurance contracts (the “Contracts”).  Although not currently doing so, the Portfolio also may serve as an investment medium for qualified pension and retirement plans outside of the separate account context.  The rights of the insurance company holding Trust shares for a separate account are different from the rights of the owner of a Contract. The terms “shareholder” or “shareholders” in this SAI shall refer to the participating insurance company, and not to any Contract owner.

The Trust serves as the underlying investment medium for sums invested in Contracts issued by Jefferson National Life Insurance Company, the participating insurance company. Jefferson National Life Insurance Company (“Jefferson National”), which is affiliated with the Adviser and, therefore, indirectly affiliated with the Trust, offers the Portfolio through variable life insurance policies and variable annuities it issues. Trust shares are not offered directly to and may not be purchased directly by members of the public.

For a description of the methods used to determine the share price and value of the Portfolio’s assets, see "Purchase and Redemption of Shares" in the Portfolio’s Prospectus and "Net Asset Values of the Shares of the Portfolio" in this Statement of Additional Information.

INVESTMENT RESTRICTIONS

The Trust has adopted the following restrictions and policies relating to the investment of assets of the Portfolio and its activities. These are fundamental policies and may not be changed without the approval of the holders of a “majority” of the outstanding shares of thr Portfolio. Under the 1940 Act, the vote of such a “majority” means the vote of the holders of the lesser of (i) 67 percent of the shares represented at a meeting at which more than 50 percent of the outstanding shares are represented or (ii) more than 50 percent of the outstanding shares. A change in policy affecting the Portfolio may be effected with the approval of the holders of a “majority” of the outstanding shares of the Portfolio.

The Portfolio may not:

     (1) Invest in companies for the purpose of exercising control or management.

     (2)  Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     (3)  Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Portfolio from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

     (4)  Make loans, except that the Portfolio may lend its portfolio securities to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Portfolio may invest consistent with its investment policies is considered the making of a loan.)

     (5) With respect to 75% of its assets, purchase any security (other than U.S. Government securities) if,

           as a result, more than 5% of the Portfolio's assets (taken at current value) would then be invested in securities of a single issuer.

     (6) With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

     (7) Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except that the Portfolio may pledge assets having a value not exceeding 10% of its assets to secure borrowings permitted by restrictions  (9) and (10) below. (For purposes of this restriction, collateral arrangements with respect to options, futures contracts, and options  on futures contracts and with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets.)

     (8) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the

            Portfolio's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

     (9)  Borrow money, except to the extent permitted under the 1940 Act.

    (10) Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

    (11) Purchase securities on margin (except such short term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

    (12) Participate on a joint or joint and several basis in any trading account in securities. (The bunching" of orders for the purchase or sale of portfolio securities with Loomis Sayles or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

    (13) Purchase any illiquid security, including any security that is not readily marketable, if, as a result,

            more than 15% of the Portfolio's net  assets (based on current value) would then be invested in such securities.

    (14) Write or purchase puts, calls, or combinations of both, except that the Portfolio may (i) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (ii) purchase and sell put and call options on securities,

            and (iii) write, purchase and sell put and call options on currencies and enter into currency forward contracts.

    (15) Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (7) above; any borrowing permitted by restrictions (9) and (10) above; any collateral arrangements with respect to options, futures contracts, and options  on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

   The Portfolio intends, based on the views of the SEC, to restrict its investments in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (13) above.

   For purposes of the foregoing restrictions, the Portfolio does not consider a swap contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract, nor, consistent with the position of the staff of the SEC, does the Portfolio consider such swap contracts to involve the issuance of a senior security, provided the Portfolio designates on its records or segregates with its custodian liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

In order to limit the risks associated with entry into repurchase agreements, the Trustees have adopted certain criteria (which are not fundamental policies) to be followed by the Portfolio. These criteria provide for entering into repurchase agreement transactions (a) only with banks or broker-dealers meeting certain guidelines for creditworthiness, (b) that are fully collateralized as defined therein, (c) on an approved standard form of agreement and (d) that meet limits on investments in the repurchase agreements of any one bank, broker or dealer.

Non-Fundamental Investment Restrictions

The following investment strategy is designated as a non-fundamental policy with respect to the Portfolio and may be changed by the Board without shareholder approval and upon providing shareholders with 60 days notice.  This investment strategies is in compliance with Rule 35d-1 under the 1940 Act concerning investment company names.

The Portfolio normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in fixed-income securities.   This policy is applied at the time of investment. However, if the Portfolio no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Portfolio into compliance with the 80% requirement, but would not be required to sell portfolio holdings that have increased in value.

INVESTMENT STRATEGIES

In addition to the investment strategies described in the Prospectus, the Portfolio may:

•

Invest in below investment grade securities, commonly known as “junk bonds”.

•

Invest in zero coupon securities and payment-in-kind securities.

•

Invest in debt securities of foreign issuers, including non-U.S. dollar–denominated securities, Eurodollar securities and securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof.  As a non-fundamental operating policy, the Portfolio will not invest more than ____ percent of its total assets (measured at the time of investment) in foreign debt securities.  See “Description of Securities and Investment Techniques” below for further information.

•

Invest in restricted securities, such as private placements, which are not registered with the Securities and Exchange Commission. Restricted securities are generally illiquid; however, the Sub-Adviser focuses on those that it believes are liquid and may not invest in any restricted security that would cause more than 15 percent of the Portfolio’s total assets to be invested in illiquid securities.

•

Invest in securities that qualify to be sold directly to institutional investors pursuant to Rule 144A under the Securities Act of 1933.

•

Use various investment strategies and techniques when the Adviser determines that such use is appropriate in an effort to meet the Portfolio’s investment objective, including but not limited to: writing listed “covered” call and “secured” put options, including options on stock indices, and purchasing such options; purchasing and selling, for hedging purposes, stock index, interest rate, gold, and other futures contracts, and purchasing options on such futures contracts; purchasing warrants and preferred and convertible preferred stocks; purchasing foreign securities; entering into foreign currency transactions and options on foreign currencies; borrowing from banks to purchase securities; purchasing securities of other investment companies; entering into repurchase agreements; investing in when-issued or delayed delivery securities; and selling securities short “against the box.”  See “Description of Securities and Investment Techniques” below for further information.

TEMPORARY DEFENSIVE POSITIONS

When unusual market or other conditions warrant, the Portfolio may temporarily depart from its investment objective.  In assuming a temporary defensive position, the Portfolio may invest in money market instruments without limit.

PORTFOLIO TURNOVER

Portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding certain short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year. The Portfolio does not have a predetermined rate of portfolio turnover since such turnover will be incidental to transactions taken with a view to achieving their respective objectives.

DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

The different types of securities and investment techniques  all have attendant risks of varying degrees. For example, with respect to debt securities, there can be no assurance that the issuer of such securities will be able to meet its obligations on interest or principal payments in a timely manner. In addition, the value of debt instruments generally rises and falls inversely with interest rates.  The investments and investment techniques of the Portfolio and their risks are described in greater detail below.

The investment objective of the Portfolio is not fundamental.  Unless specifically designated otherwise, all investment policies and practices described in this SAI are not fundamental, meaning that the Trust’s Board of Trustees (“Board”) may change them without shareholder approval.

The following discussion describes in greater detail different types of securities and investment techniques used by the Portfolio, as well as the risks associated with such securities and techniques.

U.S. Government Securities and Securities of International Organizations

The Portfolio may invest in U.S. Government securities.  U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities.

The Portfolio may purchase obligations issued by international organizations, such as Inter-American Development Bank, the Asian-American Development Bank and the International Bank for Reconstruction and Development (the “World Bank”), which are not U.S. Government securities.  These international organizations, while not U.S. Government agencies or instrumentalities, have the ability to borrow from member countries, including the United States.

Municipal Obligations

The Portfolio may invest in Municipal Obligations.  Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities.  In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal; the interest paid on such obligations may be exempt from federal income tax, although current tax laws place substantial limitations on the size of such issues. Such obligations are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax in the opinion of bond counsel to the issuer. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications.

Common Stocks and Other Equity Securities

   Common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities, together called "equity securities," are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices generally. Common stock and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations.

   Growth stocks of companies that Loomis Sayles believes have earnings that will grow faster than the economy as a whole are known as growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected  earnings than the values of other stocks. If Loomis Sayles' assessment of the prospects for a company's earnings growth is wrong, or if its judgment of how other investors will value the company's earnings growth is wrong, then the price of that company's stock may fall or may not approach the value that the sub-adviser has placed on it.

   Value stocks of companies that are not expected to experience significant earnings growth, but whose stocks the sub-adviser believes are undervalued compared to their true worth, are known as value stocks. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the sub-adviser’s assessment of a company's prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company's stock may fall or may not approach the value that the sub-adviser has placed on

it.

   Many stocks may have both "growth" and "value" characteristics, and for some stocks it may be unclear which category, if any, it fits into.

Preferred Stock

Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer's assets but is junior to the debt securities of the issuer in those same respects.  Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors, and shareholders may suffer a loss of value if dividends are not paid.  Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.  Under ordinary circumstances, preferred stock does not carry voting rights.

Debt Securities

The Portfolio may invest in U.S. dollar–denominated corporate debt securities of domestic issuers, and in debt securities of foreign issuers that may or may not be U.S. dollar–denominated.

The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Debt securities rated BBB or Baa, which are considered medium-grade category debt securities, do not have economic characteristics that provide the high degree of security with respect to payment of principal and interest associated with higher rated debt securities, and generally have some speculative characteristics. A debt security will be placed in this rating category where interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking. Any debt security, and particularly those rated Baa or BBB (or below), may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal.

Corporate debt securities may pay fixed or variable rates of interest or interest at a rate contingent upon some other factor, such as price of some commodity.  These securities may be convertible into preferred or common stock, or may be bought as part of a unit containing common stock.  A debt security may be subject to redemption at the option of the issuer at a price set in the security’s governing instrument.

As discussed more fully earlier in the SAI, the Portfolio will not invest in rated debt securities which are rated below Caa/CCC. The Portfolio may invest in unrated securities as long as the Adviser determines that such securities have investment characteristics comparable to securities that would be eligible for investment by a Portfolio by virtue of a rating. Many securities of foreign issuers are not rated by Moody’s or Standard & Poor’s; therefore, the selection of such issuers depends, to a large extent, on the credit analysis performed or used by the Adviser.

Below Investment Grade Securities

In General. The Portfolio may invest in below investment grade securities. Below investment grade securities (commonly known as “junk bonds”) are securities rated BB+ or lower by S&P or Ba1 or lower by Moody’s, securities comparably rated by another NRSRO, or unrated securities of equivalent quality.  Below investment grade securities are deemed by the rating agencies to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.  Below investment grade securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. As discussed below, these risks are significantly greater in the case of below investment grade securities.

Below investment grade securities involve higher risks in that they are especially subject to (1) adverse changes in general economic conditions and in the industries in which the issuers are engaged, (2) adverse changes in the financial condition of the issuers, (3) price fluctuation in response to changes in interest rates and (4) limited liquidity and secondary market support.

Subsequent to purchase by the Portfolio, an issue of debt securities may cease to be rated or its rating may be reduced, so that the securities would no longer be eligible for purchase by that Portfolio. In such a case, the Portfolio will engage in an orderly disposition of the downgraded securities to the extent necessary to ensure that its holdings do not exceed the permissible amount as set forth in the Prospectus and this SAI.

Effect of Interest Rates and Economic Changes.  All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise.  The market values of below investment grade securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates.  Below investment grade securities also tend to be more sensitive to economic conditions than are higher-rated securities.  As a result, they generally involve more credit risks than securities in the higher-rated categories.  During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of below investment grade securities may experience financial stress which may adversely affect their ability to service their debt obligations, meet projected business goals, and obtain additional financing.  Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Portfolio’s net asset value.

Payment Expectations.  Below investment grade securities may contain redemption, call or prepayment provisions which permit the issuer of such securities to, at its discretion, redeem the securities.  During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate.  To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Portfolio may have to replace the securities with a lower yielding security, which would result in a lower return.

Credit Ratings.  Credit ratings issued by credit-rating agencies are designed to evaluate the safety of principal and interest payments of rated securities.  They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the risks of an investment.  In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security.  With regard to an investment in below investment grade securities, the achievement of a Portfolio’s investment objective may be more dependent on the Adviser’s own credit analysis than is the case for higher rated securities.  Although the Adviser considers security ratings when making investment decisions, it does not rely solely on the ratings assigned by the rating services. Rather, the Adviser performs research and independently assesses the value of particular securities relative to the market.  The Adviser’s analysis may include consideration of the issuer’s experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and the issuer’s responsiveness to changes in business conditions and interest rates.  It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

The Adviser buys and sells debt securities principally in response to its evaluation of an issuer’s continuing ability to meet its obligations, the availability of better investment opportunities, and its assessment of changes in business conditions and interest rates.

Liquidity and Valuation.  Below investment grade securities may lack an established retail secondary market, and to the extent a secondary trading market does exist, it may be less liquid than the secondary market for higher rated securities.  The lack of a liquid secondary market may negatively impact a Portfolio's ability to dispose of particular securities.  The lack of a liquid secondary market for certain securities may also make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio’s portfolio.  In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of below investment grade securities, especially in a thinly traded market.

Because of the many risks involved in investing in below investment grade securities, the success of such investments is dependent upon the credit analysis of the Adviser.  Although the market for below investment grade securities is not new, and the market has previously weathered economic downturns, the past performance of the market for such securities may not be an accurate indication of its performance during future economic downturns or periods of rising interest rates. Differing yields on debt securities of the same maturity are a function of several factors, including the relative financial strength of the issuers.

Convertible Securities

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt.  Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock.  Convertible securities are typically issued by smaller capitalized companies, whose stock prices may be volatile.  The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not.  A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument, which could have an adverse effect on a Portfolio’s ability to achieve its investment objective.

Mortgage-Backed Securities

The portfolio may invest in mortgage-backed securities. Mortgage-backed securities are interests in “pools” of mortgage loans made to residential home buyers including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see “Mortgage Pass-Through Securities,” below).  The Portfolio may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see “Collateralized Mortgage Obligations” below), and in other types of mortgage-related securities.

Mortgage Pass-Through Securities.  These are securities representing interests in “pools” of mortgages in which periodic payments of both interest and principal on the securities are made by “passing through” periodic payments made by the individual borrowers on the residential mortgage loans underlying such securities (net of fees paid to the issuer or guarantor of the securities and possibly other costs). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Portfolio to a lower rate of return upon reinvestment of principal. Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association, (“GNMA”)), or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”)). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be uninsured or may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

GNMA Certificates.  GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity.  Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages may be purchased at any time prior to maturity, will be subject to normal principal amortization, and may be prepaid prior to maturity. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates.

FNMA and FHLMC Mortgage-Backed Obligations.  FNMA, a federally chartered and privately owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest, but this guarantee is not backed by the full faith and credit of the U.S. Government. FNMA also issues REMIC certificates, which represent interests in a trust funded with FNMA certificates. REMIC certificates are guaranteed by FNMA and not by the full faith and credit of the U.S. Government.

FHLMC, a corporate instrumentality of the U.S. Government, issues participation certificates which represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but these securities are not backed by the full faith and credit of the U.S. Government.

As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

Collateralized Mortgage Obligations and Mortgage-Backed Bonds.  The Portfolio may purchase mortgage-backed securities issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks, and securities broker-dealers (or affiliates of such institutions established to issue these securities) in the form of either collateralized mortgage obligations (“CMOs”) or mortgage-backed bonds. CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest on the CMOs. Payments are passed through to the holders on the same schedule as they are received. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer’s payment obligations on the bonds but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity). Although the mortgage-related securities securing these obligations may be subject to a government guarantee or third-party support, the obligation itself is not so guaranteed. Therefore, if the collateral securing the obligation is insufficient to make payment on the obligation, a holder could sustain a loss. If new types of mortgage-related securities are developed and offered to other types of investors, investments in such securities will be considered.

Risks of Mortgage-Backed Securities.  Mortgage pass-through securities, such as GNMA certificates or FNMA and FHLMC mortgage-backed obligations, or modified pass-through securities, such as CMOs issued by various financial institutions and IOs and POs, are subject to, early repayment of principal arising from prepayments of principal on the underlying mortgage loans (due to the sale of the underlying property, the refinancing of the loan, or foreclosure). Prepayment rates vary widely and may be affected by changes in market interest rates and other economic trends and factors. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-backed security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the securities. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-backed securities will vary based upon the prepayment experience of the underlying pool of mortgages.

Asset-Backed Securities

The Portfolio may purchase asset-backed securities.  Asset-backed securities represent fractional interests in pools of leases, retail installment loans and revolving credit receivables, both secured and unsecured.  These assets are generally held by a trust.  Payments of principal and interest or interest only are passed through to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal repayment rates tend not to vary much with interest rates and the short-term nature of the underlying car loans or other receivables tends to dampen the impact of any change in the prepayment level.  Certificate holders may experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.  Other asset-backed securities may be developed in the future.

Zero Coupon Bonds

The Portfolio may invest in zero coupon securities. Zero coupon bonds are debt obligations which make no fixed interest payments but instead are issued at a significant discount from face value.  Like other debt securities, the market price can reflect a premium or discount, in addition to the original issue discount, reflecting the market's judgment as to the issuer's creditworthiness, the interest rate or other similar factors.  The original issue discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity (or the first interest payment date) at a rate of interest reflecting the market rate at the time of issuance.  Because zero coupon bonds do not make periodic interest payments, their prices can be very volatile when market interest rates change.

The original issue discount on zero coupon bonds must be included in a Portfolio’s income ratably as it accrues. Accordingly, to qualify for tax treatment as a regulated investment company and to avoid a certain excise tax, a Portfolio may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives.  These distributions must be made from the Portfolio’s cash assets or, if necessary, from the proceeds of sales of portfolio securities.  Such sales could occur at a time which would be disadvantageous to a Portfolio and when the Portfolio would not otherwise choose to dispose of the assets.

Pay-In-Kind Bonds

The Portfolio may invest in pay-in-kind bonds.  These bonds pay “interest” through the issuance of additional bonds, thereby adding debt to the issuer's balance sheet. The market prices of these securities are likely to respond to changes in interest rates to a greater degree than the prices of securities paying interest currently.  Pay-in-kind bonds carry additional risk in that, unlike bonds that pay interest throughout the period to maturity, a Portfolio will realize no cash until the cash payment date and the Portfolio may obtain no return at all on its investment if the issuer defaults.

The holder of a pay-in-kind bond must accrue income with respect to these securities prior to the receipt of cash payments thereon.  To avoid liability for federal income and excise taxes, a Portfolio most likely will be required to distribute income accrued with respect to these securities, even though the Portfolio has not received that income in cash, and may be required to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Collateralized Bond Obligations

A collateralized bond obligation (“CBO”) is a type of asset-backed security.  Specifically, a CBO is an investment grade bond which is backed by a diversified pool of high risk, high yield fixed-income securities. The pool of high yield securities is separated into “tiers” representing different degrees of credit quality. The top tier of CBOs is backed by the pooled securities with the highest degree of credit quality and pays the lowest interest rate.  Lower-tier CBOs represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risk. The bottom tier typically receives the residual interest payments (i.e. money that is left over after the higher tiers have been paid) rather than a fixed interest rate.  The return on the bottom tier of CBOs is especially sensitive to the rate of defaults in the collateral pool.

Eurodollar and Yankeedollar Obligations

Eurodollar obligations are U.S. dollar obligations issued outside the United States by domestic or foreign entities, while Yankeedollar obligations are U.S. dollar obligations issued inside the United States by foreign entities.  There is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies.  Foreign issuers may use different accounting and financial standards, and the addition of foreign governmental restrictions may affect adversely the payment of principal and interest on foreign investments.  In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities, as are United States banks, and such branches may not be subject to reserve requirements.

Foreign Securities

The Portfolio may invest in equity securities of foreign issuers. The Portfolio Portfolio may invest in American Depositary Receipts (“ADRs”), which are described below.

Investments in foreign securities may offer unique potential benefits such as substantial growth in industries not yet developed in the particular country. Such investments also permit a Portfolio to invest in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that may not move in a manner parallel to U.S. markets.

Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign and domestic exchange rates, and the possible imposition of exchange controls or other foreign governmental laws or restrictions on foreign investments or repatriation of capital. In addition, with respect to certain countries, there is the possibility of nationalization or expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries. Since the Portfolio may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the Portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned.  The Portfolio generally will incur costs in connection with conversion between various currencies.

There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those to which U.S. companies are subject. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets.

There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the United States. A Portfolio might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

All of the foregoing risks may be intensified in emerging markets.

Dividend and interest income from foreign securities may generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by a Portfolio or its investors in all cases.

ADRs are certificates issued by a U.S. bank or trust company representing the right to receive securities of a foreign issuer deposited in a foreign subsidiary or branch or a correspondent of that bank. Generally, ADRs are designed for use in U.S. securities markets and may offer U.S. investors more liquidity than the underlying securities. The Portfolio may invest in unsponsored ADRs. The issuers of unsponsored ADRs are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of such ADRs.  European Depositary Receipts (“EDRs”) are certificates issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. EDRs are designed for use in European securities markets.

Emerging Markets

   Investments in foreign securities may include investments in emerging or developing countries, whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, very limited numbers of potential buyers for such securities, less developed custodial and deposit systems and delays and disruptions in securities settlement procedures.

   In determining whether to invest in securities of foreign issuers, the sub-adviser may consider the likely effects of foreign taxes on the net yield available to the Portfolio and its shareholders. Compliance with foreign tax laws may reduce the Portfolio’s net income available for distribution to shareholders.

Restricted Securities, 144A Securities and Illiquid Securities

The Portfolio may invest in restricted securities such as private placements, and in 144A securities. Once acquired, restricted securities may be sold by a Portfolio only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933. If sold in a privately negotiated transaction, a Portfolio may have difficulty finding a buyer and may be required to sell at a price that is less than the Adviser or Sub-Adviser had anticipated. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities are generally considered illiquid.

Rule 144A securities, although not registered, may be resold to qualified institutional buyers and qualified purchasers in accordance with Rule 144A under the 1933 Act.  The Adviser, acting pursuant to guidelines established by the Board, may determine that some Rule 144A securities are liquid.

The Portfolio may not invest in any illiquid restricted security if, after acquisition thereof, more than 15 percent of the Portfolio’s assets would be invested in illiquid securities, which are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued.  If a Portfolio exceeds the 15 percent limitation, the Portfolio will take immediate steps to reduce its position in illiquid securities.

When-Issued and Delayed Delivery Securities

The portfolio may purchase securities on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are bought with payment and delivery taking place in the future. The settlement dates of these transactions, which may be a month or more after entering into the transaction, are determined by mutual agreement of the parties. The Trust bears the risk that, on the settlement date, the market value of the securities may vary from the purchase price. At the time the Trust makes a commitment to purchase securities on a when- issued or delayed delivery basis, it will record the transaction and reflect the value each day of such securities in determining the net asset value of the Portfolio in question. There are no fees or other expenses associated with these types of transactions other than normal transaction costs. To the extent the Trust engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring portfolio instruments consistent with the investment objective and policies of the respective Portfolio and not for the purpose of investment leverage or to speculate on interest rate changes. When effecting when-issued and delayed delivery transactions, cash or liquid securities of a Portfolio in an amount sufficient to make payment for the obligations to be purchased will be segregated at the trade date and maintained until the transaction has been settled. The Adviser will ensure that such assets are segregated at all times and are sufficient to satisfy these obligations. The Portfolio may dispose of these securities before the issuance thereof. However, absent extraordinary circumstances not presently foreseen, it is the Trust’s policy not to divest itself of its right to acquire these securities prior to the settlement date thereof.

Variable and Floating Rate Securities

The portfolio may invest in variable and floating rate securities. Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals (i.e., daily, monthly, semi-annually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable or floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank’s prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

Variable or floating rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par value. In many cases, the demand feature can be exercised at any time on seven days’ notice; in other cases, the demand feature is exercisable at any time on 30 days notice or on similar notice at intervals of not more than one year.

Banking Industry and Savings Industry Obligations

The portfolio may invest in certificates of deposit, time deposits, bankers’ acceptances, and other short-term debt obligations issued by commercial banks and in certificates of deposit, time deposits, and other short-term obligations issued by savings and loan associations (“S&Ls”). Certificates of deposit are receipts from a bank or an S&L for funds deposited for a specified period of time at a specified rate of return. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The Portfolio may invest in obligations of foreign branches of domestic commercial banks and foreign banks and such instruments will not necessarily be U.S. dollar–denominated. See “Foreign Securities” below for information regarding risks associated with investments in foreign securities.

The Portfolio will not invest in obligations issued by a commercial bank or S&L unless:

1.

The bank or S&L has total assets of at least $1 billion, or the equivalent in other currencies, and the institution has outstanding securities rated A or better by Moody’s or Standard & Poor’s, or, if the institution has no outstanding securities rated by Moody’s or Standard & Poor’s, it has, in the determination of the Adviser, similar credit-worthiness to institutions having outstanding securities so rated;

2.

In the case of a U.S. bank or S&L, its deposits are federally insured; and

3.

In the case of a foreign bank, the security is, in the determination of the Adviser, of an investment quality comparable with other debt securities which may be purchased by the Portfolio. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

Commercial Paper

Commercial paper refers to promissory notes representing an unsecured debt of a corporation or finance company with a fixed maturity of no more than 270 days.  A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

Standard and Poor’s Depositary Receipt (SPDRs)

The Portfolio may purchase securities that represent ownership in long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the S&P 500 Index.  A SPDR entitles a holder to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the S&P 500 stocks in the underlying portfolio, less trust expenses.

Repurchase Agreements and Reverse Repurchase Agreements

The portfolio may enter into repurchase agreements and reverse repurchase agreements. Repurchase agreements permit an investor to maintain liquidity and earn income over periods of time as short as overnight. In these transactions, a Portfolio purchases U.S. Treasury obligations or U.S. Government securities (the “underlying securities”) from a broker or bank, which agrees to repurchase the underlying securities on a certain date or on demand and at a fixed price calculated to produce a previously agreed upon return to the Portfolio. If the broker or bank were to default on its repurchase obligation and the underlying securities were sold for a lesser amount, the Portfolio would realize a loss. A repurchase transaction will be subject to guidelines approved by the Board of Trustees of the Trust, which include monitoring the credit-worthiness of the parties with which the Portfolio engages in repurchase transactions, obtaining collateral at least equal in value to the repurchase obligation, and marking the collateral to market on a daily basis.

A reverse repurchase agreement involves the temporary sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price. Such agreements are short-term in nature. A Portfolio will segregate cash or liquid securities to cover payment obligations whenever it enters into reverse repurchase agreements.  Such transactions may be considered to be borrowings.

Mortgage Dollar Rolls

In a mortgage dollar roll, a Portfolio sells a fixed-income security for delivery in the current month and simultaneously contracts to repurchase a substantially similar security (same type, coupon and maturity) on a specified future date.  During the roll period, the Portfolio would forego principal and interest paid on such securities.  The Portfolio would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by any interest earned on the proceeds of the initial sale.

In accordance with regulatory requirements, a Portfolio will segregate cash or liquid securities whenever it enters into mortgage dollar rolls.  Such transactions may be considered to be borrowings for purposes of the Portfolio’s fundamental policies concerning borrowings.

Inflation-Linked Bonds

The Portfolio may invest in inflation linked bonds. Inflation linked bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation.  These bonds generally have maturities of ten or thirty years and interest is payable semiannually. The principal amount of these bonds increases with increases in the price index used as a reference for the bonds. In addition, the amounts payable as coupon interest payments increase when the price index increases because the interest amount is calculated by multiplying the principal (as adjusted) by a fixed coupon rate.

Although inflation indexed bonds protect their holders from long-term inflationary trends, short-term increases in inflation may result in a decline in value. The values of inflation linked bonds generally fluctuate in response to changes to real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a rate faster than nominal interest rates, real interest rates might decline, leading to an increase in value of the inflation linked bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rate might rise, leading to a decrease in the value of inflation linked bonds. If inflation is lower than expected during a period holds inflation linked bonds, the Portfolio may earn less on such bonds than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation linked bonds may not be protected to the extent the increase is not reflected in the price index used as a reference for the bonds. There can be no assurance that the price index used for an inflation linked bond will accurately measure the real rate of inflation in the prices of goods and services. Inflation linked bonds issued by the Japanese government will be subject to the risks described above under "Foreign Securities." The Portfolio may also invest in Treasury Inflation-Protected Securities issued by the U.S. government. See "U.S. Government Securities" below for additional information.

Warrants

The Portfolio may invest in warrants. The Portfoliomay invest up to 5 percent of its net assets in warrants (not including those that have been acquired in units or attached to other securities), measured at the time of acquisition, and  the Portfolio may acquire a warrant not listed on the New York or American Stock Exchanges if, after such acquisition, no more than 2 percent of the Portfolio’s net assets would be invested in such warrants.

The holder of a warrant has the right to purchase a given number of shares of a security of a particular issuer at a specified price until expiration of the warrant. Such investments provide greater potential for profit or loss than a direct purchase of the same amount of the securities. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are considered speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio would lose its entire investment in such warrant.

Step Down Preferred Securities

Step down preferred securities are issued by a real estate investment trust (“REIT”) making a mortgage loan to a single borrower. The dividend rate paid by these securities is initially relatively high, but declines yearly. The securities are subject to call if the REIT suffers an unfavorable tax event, and to tender by the issuer’s equity holder in the tenth year; both events could be on terms unfavorable to the holder of the preferred securities.  The value of these securities will be affected by changes in the value of the underlying mortgage loan. The REIT is not diversified, and the value of the mortgaged property may not cover its obligations. Step down perpetual preferred securities are considered restricted securities under the 1933 Act.

Real Estate Investment Trusts ("REITs")

   REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified outside of real estate, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and failing to maintain their exemptions from registration under the 1940 Act.

   REITs may have limited financial resources, may trade less frequently and in limited volume, and may be subject to more abrupt or erratic price movements than more widely-held securities.

   The Portfolio's investment in a REIT may require the Portfolio to accrue and distribute income not yet received or may result in the Portfolio making distributions that constitute a return of capital to Portfolio shareholders for federal income tax  purposes. In addition, distributions by a Portfolio from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Futures Contracts

The Portfolio may engage in futures contracts and may purchase and sell interest rate futures contracts. The Portfolio may purchase and sell stock index futures contracts, interest rate futures contracts, and futures contracts based upon other financial instruments and components. Such investments may be made by these Portfolio solely for the purpose of hedging against the effect that changes in general market conditions, interest rates, and conditions affecting particular industries may have on the values of securities held in a Portfolio or in which a Portfolio intends to purchase, and not for purposes of speculation.

General Description of Futures Contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a particular financial instrument (debt security) or commodity for a specified price at a designated date, time, and place. Although futures contracts by their terms require actual future delivery of and payment for the underlying financial instruments, such contracts are usually closed out before the delivery date. Closing out an open futures contract position is effected by entering into an offsetting sale or purchase, respectively, for the same aggregate amount of the same financial instrument on the same delivery date. Where a Portfolio has sold a futures contract, if the offsetting price is more than the original futures contract purchase price, the Portfolio realizes a gain; if it is less, the Portfolio realizes a loss.

At the time a Portfolio enters into a futures contract, an amount of cash, or liquid securities equal to the fair market value less initial margin of the futures contract, will be deposited in a segregated account with the Trust’s custodian to collateralize the position and thereby ensure that such futures contract is covered. A Portfolio may be required to deposit additional assets in the segregated account in order to continue covering the contract as market conditions change. In addition, the portfolio will comply with certain regulations of the Commodity Futures Trading Commission to qualify for an exclusion from being a “commodity pool operator”.

Interest Rate Futures Contracts.  The Portfolio may purchase and sell interest rate futures contracts. An interest rate futures contract is an obligation traded on an exchange or board of trade that requires the purchaser to accept delivery, and the seller to make delivery, of a specified quantity of the underlying financial instrument, such as U.S. Treasury bills and bonds, in a stated delivery month, at a price fixed in the contract.

The Portfolio may purchase and sell interest rate futures as a hedge against changes in interest rates that adversely impact the value of debt instruments and other interest rate sensitive securities being held by a Portfolio. A Portfolio might employ a hedging strategy whereby it would purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase until it can orderly invest in such securities or because short-term yields are higher than long-term yields. Such a purchase would enable the Portfolio to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security which the Portfolio intends to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by the Portfolio or avoided by taking delivery of the debt securities under the futures contract.

A Portfolio would sell an interest rate futures contract to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates rise, a decline in the value of the debt security held by the Portfolio would be substantially offset by the ability of the Portfolio to repurchase at a lower price the interest rate futures contract previously sold. While the Portfolio could sell the long-term debt security and invest in a short-term security, this would ordinarily cause the Portfolio to give up income on its investment since long-term rates normally exceed short-term rates.

Options on Futures Contracts.  The Portfolio may purchase options on interest rate futures contracts, although the Portfolio will not write options on any such contracts. A futures option gives a Portfolio the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer of the option is assigned the opposite short position. In the case of a put option, the converse is true. In most cases, however, a Portfolio would close out its position before expiration by an offsetting purchase or sale.

The Portfolio would enter into options on futures contracts only in connection with hedging strategies. Generally, these strategies would be employed under the same market conditions in which a Portfolio would use put and call options on debt securities, as described in “Options on Securities” below.

Stock Index Futures Contracts.  The Portfolio may purchase and sell stock index futures contracts. A “stock index” assigns relative values to the common stocks included in an index (for example, the Standard & Poor’s 500 and Composite Stock Price Index or the New York Stock Exchange Composite Index), and the index fluctuates with changes in the market values of such stocks. A stock index futures contract is a bilateral agreement to accept or make payment, depending on whether a contract is purchased or sold, of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold.

To the extent that changes in the value of either Portfolio correspond to changes in a given stock index, the sale of futures contracts on that index (“short hedge”) would substantially reduce the risk to the Portfolio of a market decline and, by so doing, provide an alternative to a liquidation of securities position, which may be difficult to accomplish in a rapid and orderly fashion. Stock index futures contracts might also be sold:

1.

When a sale of portfolio securities at that time would appear to be disadvantageous in the long-term because such liquidation would:

a.

Forego possible appreciation,

b.

Create a situation in which the securities would be difficult to repurchase, or

c.

Create substantial brokerage commission;

2.

When a liquidation of part of the investment portfolio has commenced or is contemplated, but there is, in the Adviser’s determination, a substantial risk of a major price decline before liquidation can be completed; or

3.

To close out stock index futures purchase transactions.

Where the Adviser anticipates a significant market or market sector advance, the purchase of a stock index futures contract (“long hedge”) affords a hedge against the possibility of not participating in such advance at a time when a Portfolio is not fully invested. Such purchases would serve as a temporary substitute for the purchase of individual stocks, which may then be purchased in an orderly fashion. As purchases of stock are made, an amount of index futures contracts which is comparable to the amount of stock purchased would be terminated by offsetting closing sales transactions. Stock index futures might also be purchased:

1.

If the Portfolio is attempting to purchase equity positions in issues which it may have or is having difficulty purchasing at prices considered by the Adviser to be fair value based upon the price of the stock at the time it qualified for inclusion in the investment portfolio, or

2.

To close out stock index futures sales transactions.

Risks Associated With Futures and Futures Options.  There are several risks associated with the use of futures and futures options for hedging purposes. While hedging transactions may protect a Portfolio against adverse movements in the general level of interest rates and economic conditions, such transactions could also preclude the Portfolio from the opportunity to benefit from favorable movements in the underlying component. There can be no guarantee that the anticipated correlation between price movements in the hedging vehicle and in the portfolio securities being hedged will occur. An incorrect correlation could result in a loss on both the hedged securities and the hedging vehicle so that the Portfolio’s return might have been better if hedging had not been attempted. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and credit-worthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day. Once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit.  The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.  In addition, certain of these instruments are relatively new and without a significant trading history.  Lack of a liquid market for any reason may prevent a Portfolio from liquidating an unfavorable position and the Portfolio would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

A Portfolio will only enter into futures contracts or futures options which are standardized and traded on a U.S. exchange or board of trade.  A Portfolio will not enter into a futures contract or purchase a futures option if immediately thereafter the initial margin deposits for futures contracts held by the Portfolio plus premiums paid by it for open futures options positions, excluding transactions entered into for bona fide hedging purposes and less the amount by which any such positions are “in-the-money” (i.e., the amount by which the value of the contract exceeds the exercise price), would exceed 5 percent of the Portfolio’s net assets.

Options on Securities and Securities Indices

The Portfolio may purchase put and call options on securities, and the Portfolio may purchase put and call options on stock indices at such times as the Adviser deems appropriate and consistent with a Portfolio’s investment objective. The Portfolio may also write listed “covered” calls and “secured” put options. The Portfolio may write covered and secured options with respect to not more than 25 percent of its net assets. A Portfolio may purchase call and put options with a value of up to 5 percent of its net assets. The Portfolio may enter into closing transactions in order to terminate its obligations either as a writer or a purchaser of an option prior to the expiration of the option.

Purchasing Options on Securities.  An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the seller (“writer”) of the option at a designated price during the term of the option. A Portfolio may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another. For example, the purchase of put options on debt securities held by a Portfolio would enable a Portfolio to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security. In addition, the Portfolio would continue to receive interest income on such security.

A Portfolio may purchase call options on securities to protect against substantial increases in prices of securities which the Portfolio intends to purchase pending its ability to invest in such securities in an orderly manner. A Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transactional costs paid on the option which is sold.

Writing Covered Call and Secured Put Options.  In order to earn additional income on its portfolio securities or to protect partially against declines in the value of such securities, the Portfolio may write “covered” call and “secured” put options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a covered call option writer may be assigned an exercise notice from Options Clearing Corporation (“OCC”) if exchanged traded requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable the Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both.

In order to earn additional income or to protect partially against increases in the value or securities to be purchased, the Portfolio may write “secured” put options. During the option period, the writer of a put option may be assigned an exercise notice requiring the writer to purchase the underlying security at the exercise price.

A Portfolio may write a call or put option only if the call option is “covered” or the put option is “secured” by the Portfolio. Under a covered call option, the Portfolio is obligated, as the writer of the option, to own the underlying securities subject to the option or hold a call at an equal or lower exercise price, for the same exercise period, and on the same securities as the written call. Under a secured put option, a Portfolio must maintain, in a segregated account with the Trust’s custodian, cash or liquid securities with a value sufficient to meet its obligation as writer of the option. A put may also be secured if the Portfolio holds a put on the same underlying security at an equal or greater exercise price. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same Portfolio.

Options on Securities Indices.  The Portfolio may purchase call and put options on securities indices. Call and put options on securities indices also may be purchased or sold by a Portfolio for the same purposes as the purchase or sale of options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. The Portfolio may write put and call options on securities indices. When such options are written, the Portfolio is required to maintain a segregated account consisting of cash or liquid securities to cover payment obligations, or the Portfolio must purchase a like option of greater value that will expire no earlier than the option written. The purchase of such options may not enable a Portfolio to hedge effectively against stock market risk if they are not highly correlated with the value of a Portfolio’s securities. Moreover, the ability to hedge effectively depends upon the ability to predict movements in the stock market, which cannot be done accurately in all cases.

Risks of Options Transactions.  The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, and, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by a Portfolio is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Portfolio will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Portfolio may be unable to close out a position. If a Portfolio cannot effect a closing transaction, it will not be able to sell the underlying security or securities in a segregated account while the previously written option remains outstanding, even though it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market on a national securities exchange could include: insufficient trading interest, restrictions imposed by national securities exchanges, trading halts or suspensions with respect to options or their underlying securities, inadequacy of the facilities of national securities exchanges or The Options Clearing Corporation due to a high trading volume or other events, and a decision by one or more national securities exchanges to discontinue the trading of call options or to impose restrictions on certain types of orders.

There also can be no assurance that a Portfolio would be able to liquidate an over-the-counter (“OTC”) option at any time prior to expiration.  In contrast to exchange-traded options where the clearing organization affiliated with the particular exchange on which the option is listed in effect guarantees the completion of every exchange-traded option, OTC options are contracts between a Portfolio and a counter-party, with no clearing organization guarantee.  Thus, when a Portfolio purchases an OTC option, it generally will be able to close out the option prior to its expiration only by entering into a closing transaction with the dealer from whom the Portfolio originally purchased the option.

Since option premiums paid or received by a Portfolio, as compared to underlying investments, are small in relation to the market value of such investments, buying and selling put and call options offer large amounts of leverage. Thus, the leverage offered by trading in options could result in a Portfolio’s net asset value being more sensitive to changes in the value of the underlying securities.

Foreign Currency Transactions

The Portfolio may enter into foreign currency futures contracts and forward currency contracts. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency, at a future date at a price set at the time of the contract. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date at a price agreed upon by the parties. The Portfolio may either accept or make delivery of the currency at the maturity of the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The Portfolio will engage in foreign currency futures contracts and forward currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates. The Portfolio will not commit more than 15 percent of its total assets computed at market value at the time of commitment to a foreign currency futures or forward currency contracts. The Portfolio will purchase and sell such contracts for hedging purposes and not as an investment. The Portfolio will not enter into a foreign currency contract with a term of greater than one year.

Forward currency contracts are not traded on regulated commodities exchanges.  A Portfolio entering into a forward currency contract incurs the risk of default by the counter party to the transaction.

There can be no assurance that a liquid market will exist when a Portfolio seeks to close out a foreign currency futures or forward currency position, in which case a Portfolio might not be able to effect a closing purchase transaction at any particular time. While these contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

Although the Portfolio values assets daily in U.S. dollars, it does not intend to physically convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolio will do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

Options on Foreign Currencies

The Portfolio may invest up to 5 percent of its total assets, taken at market value at the time of investment, in call and put options on domestic and foreign securities and foreign currencies. The Portfolio may purchase call and put options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which portfolio securities of the Portfolio may be denominated. A call option on a foreign currency gives the purchaser the right to buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time. The Portfolio may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire.

The Portfolio may employ hedging strategies with options on currencies before the Portfolio purchases a foreign security denominated in the hedged currency, during the period the Portfolio holds the foreign security, or between the day the foreign security is purchased or sold and the date on which payment therefore is made or received. Hedging against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should increase relative to the U.S. dollar. The Portfolio will purchase options on foreign currencies only for hedging purposes and will not speculate in options on foreign currencies. The Portfolio may invest in options on foreign currency which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.

An option position on a foreign currency may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Portfolio will purchase only exchange-traded options, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. In the event no liquid secondary market exists, it might not be possible to effect closing transactions in particular options. If the Portfolio cannot close out an exchange-traded option which it holds, it would have to exercise its option in order to realize any profit and would incur transactional costs on the sale of the underlying assets.

Segregation and Cover for Options, Futures and Other Financial Instruments

The use of the financial instruments discussed above, i.e., interest rate transactions (including swaps, caps, floors and collars), futures contracts, options on future contacts, options on securities and securities indices, and forward contracts (collectively, “Financial Instruments”), may be subject to applicable regulations of the SEC, the several exchanges upon which they are traded, and/or the Commodity Futures Trading Commission (“CFTC”).

A Portfolio is required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options).  No Portfolio will enter into such transactions unless it owns either (1) an offsetting (“covered”) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.  The portfolio will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in a segregated account with its custodian in the prescribed amount as determined daily.

Securities Lending

The Portfolio may lend securities to purchase or hold money market instruments permitted by the Portfolios’ investment objectives and policies.  The Portfolio will not make such loans if, as a result, the aggregate amount of all outstanding securities loans would exceed 33 1/3 percent of the Portfolio’s total assets.  A Portfolio continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized.  Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities loaned or loss of rights in the collateral. However, the Portfolio seek to minimize this risk by making loans only to borrowers which are deemed by the Adviser to be of good financial standing and that have been approved by the Board.

Borrowing

For temporary purposes, such as to facilitate redemptions, the Portfolio may borrow money from a bank, but only if immediately after each such borrowing and continuing thereafter the Portfolio would have asset coverage of 300 percent. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Portfolio’s net asset value; money borrowed will be subject to interest and other costs which may or may not exceed the income received from the securities purchased with borrowed funds. The use of borrowing tends to result in a faster than average movement, up or down, in the net asset value of the Portfolio’s shares. The Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The use of derivatives in connection with leverage may create the potential for significant losses.   As a manner of fundamental policy, the Portfolio may (1) borrow money from banks, and (2) enter into reverse repurchase agreements, provided that (1) and (2) in combination do not exceed 33 1/3 of the value of the Portfolio’s total assets (including the amount borrowed) less liabilities (other than borrowings).  Additionally, the Portfolio may borrow from any person up to 5 percent of its total assets (not including the amount borrowed) for temporary purposes (but not for leverage or the purchase of investments).

Investment in Securities of Other Investment Companies

The Portfolio may purchase securities of other investment companies. Such securities have the potential to appreciate as do any other securities, but tend to present less risk because their value is based on a diversified portfolio of investments. The 1940 Act expressly permits mutual funds such as the Trust to invest in other investment companies within prescribed limitations. An investment company may invest in other investment companies if at the time of such investment (1) it does not purchase more than 3 percent of the voting securities of any one investment company, (2) it does not invest more than 5 percent of its assets in any single investment company, and (3) the investment in all investment companies does not exceed 10 percent of assets. The Portfolio will comply with all of these limitations with respect to the purchase of securities issued by other investment companies.

Investment companies in which the Portfolio may invest charge advisory and administrative fees and may also assess a sales load and/or distribution fees. Therefore, investors in the Portfolio that invested in other investment companies would indirectly bear costs associated with those investments as well as the costs associated with investing in the Portfolio. The percentage limitations described above significantly limit the costs the Portfolio may incur in connection with such investments.

Variable Rate Demand Notes

Variable-rate demand instruments are tax-exempt securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand.  The securities also pay interest at a variable rate intended to cause the securities to trade at their face value.  The Portfoliotreats demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates, even though their stated maturity may extend beyond 397 days.

SECURITIES TRANSACTIONS

The Adviser and Sub-Adviser are responsible for decisions to buy and sell securities for the Trust, broker-dealer selection, and negotiation of brokerage commission rates. The primary consideration in effecting a securities transaction will be execution at the most favorable price.  A substantial portion of the Trust’s portfolio transactions in fixed-income securities will be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Trust. In certain instances, purchases of underwritten issues may be at prices which include underwriting fees.

In selecting a broker-dealer to execute each particular transaction, the Adviser and Sub-Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; and the size of contribution of the broker-dealer to the investment performance of the Trust on a continuing basis.  Broker-dealers may be selected who provide brokerage and/or research services to the Trust and/or other accounts over which the Adviser and Sub-Adviser exercise investment discretion. Such services may include advice concerning the value of securities (including providing quotations as to securities); the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement and custody, or required in connection therewith.

Subject to the Conduct Rules of the NASD and to obtaining best prices and executions, the Adviser and any Sub-Advisers may select brokers who provide research or other services to effect portfolio transactions.  The Adviser and any Sub-Advisers may also select an affiliated broker to execute transactions for the Portfolio, provided that the commissions, fees or other remuneration paid to such affiliated broker are reasonable and fair as compared to that paid to non-affiliated brokers for comparable transactions. Neither the Adviser nor any Sub-Adviser may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.  However, the Adviser and each Sub-Adviser may place portfolio transactions with brokers or dealers that promote or sell the Portfolio’s shares so long as such placements are made pursuant to policies approved by the Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

The Adviser and any Sub-Advisers shall not be deemed to have acted unlawfully, or to have breached any duty created by the Portfolio’s Investment Advisory Agreement or otherwise, solely by reason of its having caused the Portfolio to pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Adviser and any Sub-Advisers determine in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser and any Sub-Advisers’ overall responsibilities with respect to the Portfolio.  The Adviser and any Sub-Advisers allocate orders placed by them on behalf of these Portfolio in such amounts and proportions as the Adviser and any Sub-Advisers shall determine and the Adviser and any Sub-Advisers will report on said allocations regularly to a Portfolio indicating the broker-dealers to whom such allocations have been made and the basis therefore.

The receipt of research from broker-dealers may be useful to the Adviser and any Sub-Advisers in rendering investment management services to the Portfolio and/or the Adviser and any Sub-Advisers’ other clients; conversely, information provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Adviser and any Sub-Advisers in carrying out their obligations to the Portfolio. The receipt of such research will not be substituted for the independent research of the Adviser and any Sub-Advisers. It does enable the Adviser and any Sub-Advisers to reduce costs to less than those which would have been required to develop comparable information through their own staff.  The use of broker-dealers who supply research may result in the payment of higher commissions than those available from other broker-dealers who provide only the execution of portfolio transactions.

Purchases and sales of fixed-income securities will usually be principal transactions.  Such securities often will be purchased or sold from or to dealers serving as market-makers for the securities at a net price.  The portfolio will also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed-income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed-income securities transactions consists primarily of dealer spreads and underwriting commissions.

In purchasing and selling fixed-income securities, it is the policy of each fixed-income Portfolio to take into account the dealer’s general execution and operational facilities, the type of transaction involved and other factors, such as the dealer’s risk in positioning the securities involved.  While the Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Portfolio will not necessarily pay the lowest spread or commission available. The Portfolio may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer that provides or has provided research services to the Portfolio. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of other securities firms.

CONTROL PERSONS AND PRINCIPAL OWNERS

Any person owning more than 25 percent of the Portfolio’s shares may be considered a “controlling person” of the Portfolio under the 1940 Act.  As of the date of this SAI, separate accounts of Jefferson National Life Insurance Company are the only shareholders of the Trust.  Jefferson National Life Insurance Company is located at 9920 Corporate Campus Drive, Suite 1000, Louisville, Kentucky 40223.

MANAGEMENT

The Adviser

The Adviser, JNF Advisors, Inc., a Delaware company, provides a continuous investment program for all or a designated portion of the assets of the Portfolio, including investment research and discretionary management with respect to all securities and investments and cash equivalents in the Portfolio. On February 20, 2007, the Trustees of the Trust approved an investment advisory agreement with the Adviser that allows for the use of sub-advisers to manage all or part of the assets of a portfolio. The Agreement was approved by the Board with respect to the Portfolio on March __, 2008 and by the Portfolio’s shareholders on April ___, 2008.

The Adviser is a registered investment adviser located at 9920 Corporate Campus Drive, Suite 1000, Louisville, Kentucky 40223.  The Adviser is a wholly-owned subsidiary of Jefferson National Financial Corp., an indirect, wholly-owned subsidiary of Inviva, Inc. and an affiliate of Jefferson National Life Insurance Company, which sells variable products that offer the Portfolio.  As compensation for its services, the Adviser is entitled to receive an annual fee, paid monthly, of 0.65% of the average daily net assets of the Portfolio.  The Adviser pays the Sub-Adviser a portion of this fee.

Pursuant to a contractual arrangement with the Trust, the Adviser has agreed to waive fees and/or reimburse expenses through April 30, 2009, so that annual operating expenses, excluding certain indirect and non-recurring expenses, of the Portfolio are limited to 1.10 percentof the Portfolio’s net assets. After such time, the Adviser may voluntarily waive all or a portion of its management fee and/or reimburse all or a portion of Portfolio operating expenses. Any waivers or reimbursements will have the effect of lowering the overall expense ratio for the Portfolio and increasing its overall return to investors at the time any such amounts were waived/and or reimbursed. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

The Sub-Adviser

The Trust intends to apply for a “Managers of Managers" exemptive order (the "Order") from the SEC that permits the Adviser, subject to certain conditions, to enter into Sub-advisory Agreements with Sub-Advisers approved by the Trustees, but without the requirement of shareholder approval.  The Trust will not rely on the Order or any Rule of the SEC that would permit the Adviser to enter into Sub-Advisory Agreements with respect to the Portfolio until the Trust obtains approval of such reliance from the shareholders of the Portfolio.  Pursuant to the terms of the Manager of Managers Order, the Adviser will be able, subject to the approval of the Trustees, but without shareholder approval, to employ new sub-advisers for new or existing portfolios, change the terms of particular Sub-advisory Agreements or continue the employment of existing Sub-Advisers after events occur that would otherwise cause a termination of the agreement under the 1940 Act and Sub-advisory Agreements.  However, the Adviser may not enter into a sub-advisory agreement with an "affiliated person" of the Adviser (as that term is defined in Section 2(a)(3) of the 1940 Act) ("Affiliated Sub-Adviser"), unless the sub-advisory agreement with the Affiliated Sub-Adviser, including compensation thereunder, is approved by the Portfolio's shareholders, including, in instances in which the sub-advisory agreement pertains to a newly formed portfolio, the portfolio's initial shareholder.  Although shareholder approval would not be required for the termination of Sub-advisory Agreements, shareholders of the Portfolio would continue to have the right to terminate such agreements at any time by a vote of a majority outstanding voting securities of the Portfolio.

The Adviser may retain one or more Sub-advisers, to provide investment advisory and portfolio management services with respect to the Portfolio, at the Adviser’s own cost and expense.  When a Sub-adviser is retained, the Adviser will provide to the Trust investment management evaluation services by performing initial reviews of prospective Sub-advisers and ongoing supervision and monitoring of performance for each Sub-adviser. The Adviser will report to the Board of Trustees the results of its evaluation, supervision and monitoring functions.

On March __, 2008, the Board approved a Sub-Advisory Agreement with Loomis Sayles & Company, L.P. (the “Sub-Adviser”), located at One Financial Center, Boston, Massachusetts 02111, to sub-advise the Portfolio. The Adviser, not the Portfolio, pays the sub-advisory fee to the Sub-Adviser. The Sub-Advisory Contract was approved by shareholders of the Portfolio on April __, 2008.  The aggregate sub-advisory fee to be paid by the Adviser to the Sub-Adviser as a percentage of the Portfolio’s average daily net assets is 0.325% for the first $200 million of assets in the Portfolio, and 0.30% for assets over this amount.

PORTFOLIO MANAGERS

The following provides further information for those individuals that are primarily responsible for the day-to-day management of the each the Portfolio.  Experience and business background for the portfolio managers may be found in the Prospectus under the section “Portfolio Managers.”   The Sub-Adviser utilizes a team approach to manage the portfolio. The team members are Daniel J. Fuss, Kathleen C. Gaffney, Matthew J. Eagan and Elaine M. Stokes.

ompensation: The portfolio managers are compensated through a base salary, an incentive bonus and a full range of benefits.  The amount of their base salaries is dependent upon market-driven industry standards, with the objective being to maintain salary levels in the top 25th percentile.  The pool for the incentive bonuses is calculated using a formula that takes into consideration long- and short-term excess returns by product as well as new assets under management; and this pool is allocated to the portfolio managers on the basis of merit and contribution.  The portfolio managers’ full range of benefits includes tuition reimbursement, a 401(k) pension plan, and full medical and dental insurance.  Each co-manager of the portfolio management team is an equity stakeholder in the sub-adviser and is entitled to a share of any distribution of profits made by the sub-adviser.

The Sub-Adviser is a limited partnership and is currently owned by

Potential conflicts of interest may be presented in connection with the Portfolio Managers' management of the Fund’s investments, on the one hand, and the investments of other accounts, on the other, such as conflicts of interest related to the aggregation of trades, the allocation of investment opportunities, contrary client positions and employee securities trading. The sub-adviser has established written policies and procedures relating to its investment management and trading practices that are designed to prevent such conflicts of interest. On occasion, employees of the sub-adviser may purchase or sell, for their own accounts, securities also invested in by clients or recommended to clients. THe sub-adviser maintains a code of ethics that is designed to prevent the conflicts of interest presented by employees’ personal securities transactions.

Code of Ethics.  The Trust and Adviser have adopted a Code of Ethics of (hereinafter “Code”) pursuant to Rule 17j-1 promulgated by the Securities and Exchange Commission pursuant to Section 17(j) of the 1940 Act and under the Insider Trading and Securities Fraud Enforcement Act of 1988 (the “Insider Trading Act”).  Under the Code, no director, officer nor advisory person of the Adviser shall purchase or sell, directly or indirectly, any security in which he has, or by reason of such transaction acquires, any direct or indirect beneficial ownership and which security to his knowledge at the time of such purchase and sale (1) is being considered for purchase or sale by the Adviser on behalf of any client, or (2) is being purchased or sold by the Adviser on behalf of any client.  The Code also requires prior clearance, submission of duplicate confirmations on all transactions, as well as, submission of duplicate monthly statements on all beneficially owned accounts by access persons.  The Code is on file with and is available from the Securities and Exchange Commission.

The Sub-Adviser has adopted a code of ethics under Rule 17j-1 under the 1940 Act.  These codes of ethics permit persons, subject to conditions set forth therein, to invest in securities, including certain securities that may be purchased or held by the Portfolio.  These codes of ethics have been filed with and are available from the Securities and Exchange Commission.

OTHER SERVICE PROVIDERS

The Administrator.  The Administrator for the Portfolio is Gemini Fund Services, LLC, (“GFS” or the “Administrator”), which has its principal office at 450 Wireless Blvd., Hauppauge, New York 11788, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.

Pursuant to an Administration Service Agreement with the Portfolio, the Administrator provides administrative services to the Portfolio, subject to the supervision of the Board. The Administrator may provide persons to serve as officers of the Portfolio. Such officers may be directors, officers or employees of the Administrator or its affiliates.

The Administration Service Agreement was initially approved by the Board at a meeting held on March 6, 2006.  The Agreement shall remain in effect for three years from the date of its initial approval, and subject to annual approval of the Board for one-year periods thereafter.  The Administration Service Agreement is terminable by the Board or the Administrator on ninety days’ written notice and may be assigned provided the non-assigning party provides prior written consent. This Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administration Service Agreement, the Administrator provides facilitating administrative services, including:  (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Portfolio; (ii) facilitating the performance of administrative and professional services to the Portfolio by others, including the Custodian; (iii) preparing, but not paying for, the periodic updating of the Registration Statement, Prospectuses and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Adviser, which may be required to register or qualify, or continue the registration or qualification, of the Portfolio and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectuses.

For the services rendered to the Portfolio, GFS receives administrative fees computed at the annual rate of 0.15% of the first $250,000,000; 0.10% of the next $250,000,000 to $500,000,000; and 0.08% of amounts in excess of $500,000,000 of the Portfolio’s assets.  The Portfolio also pay the Administrator for any out-of-pocket expenses.

The Administrator, pursuant to the Fund Accounting Service Agreement, provides the portfolio with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Portfolio's listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund’s custodian and Advisor; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Portfolio.

For the services rendered to the Fund by the Fund Accounting Service Agreement, the portfolio pays the Fund Accountant an annual fee based upon a percentage of the Fund’s assets, subject to certain minimums.  The Portfolio also pays the Administrator for any out-of-pocket expenses.

GFS also, acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to written agreement with Portfolio. Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

Custodian.  The Bank of New York, 90 Washington Street, 22nd Floor, New York, New York 10826, serves as Custodian of the assets of the portfolio.

Independent Registered Public Accounting Firm.  Cohen Fund Audit Services, Ltd., 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145, serves as the Trust’s independent registered public accounting firm.

PLAN OF DISTRIBUTION

The Trust has adopted a Distribution Plan (the “Plan”) dated April __, 2008 with respect to the Portfolio, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges.

Pursuant to the Plan, the Portfolio may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisers, and others for activities primarily intended to result in the sale of Portfolio shares and for maintenance and personal service provided to existing shareholders of that class. The Plan further provides for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. The Plan authorizes payments of up to 0.25 percent annually of the Portfolio’s  average daily net assets,

In accordance with the terms of the Plan, the Adviser provides to the Portfolio, for review by the Trustees, a quarterly written report of the amounts expended under the Plan and the purpose for which such expenditures were made. In the Trustees’ quarterly review of the Plan, they will review the level of compensation the Plan provides in considering the continued appropriateness of the Plan.

The Plan was adopted by a majority vote of the Trustees of the Trust, including at least a majority of Trustees who are not, and were not at the time they voted, interested persons of the Trust and do not and did not have any direct or indirect financial interest in the operation of the Plan, cast in person at a meeting called for the purpose of voting on the Plan. The Trustees believe that there is a reasonable likelihood that the Plan will benefit the portfolio and its current and future shareholders.  Among the anticipated benefits are higher levels of sales and lower levels of redemptions of shares of the portfolio, economies of scale, reduced expense ratios and greater portfolio diversification.

Shareholders of the Portfolio approved the Plan on April __, 2008.

Under the term of the Plan, the Plan remains in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above.  The Plan may not be amended to increase materially the amount to be spent under the Plan without approval of the shareholders of the affected Portfolio, and the Trustees in a manner described above must also approve material amendments to the Plan.  The Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a majority of the outstanding voting securities of the Portfolio affected thereby.  The Plan will automatically terminate in the event of its assignment.

Other Revenue Sharing

The Adviser may pay additional compensation, out of the Adviser’s own assets, to Jefferson National Life Insurance Company (“Jefferson National”) and other intermediaries or their affiliates, based on sales of assets attributable to a firm, or such other criteria agreed to by the Adviser.  Such payments will not increase any Portfolio’s Net Expenses as defined in the section “Fees and Expenses” in the Portfolio’s Prospectus.  The firms to which these payments may be made are determined by the Adviser. These payments may provide an incentive, in additional to any distribution fees paid by the Distributor pursuant to Rule 12b-1, to these firms to actively promote the Portfolio or cooperate with other promotional efforts.

TRUSTEES AND OFFICERS OF THE TRUST

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), which have been filed with the Securities and Exchange Commission. The Board consists of four (4) individuals, three (3) of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the Advisor (“Independent Trustees”). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Independent Trustees
Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee

L. Merill Bryan*** Age 63	Trustee Since 2005	Retired, Formerly, Senior Vice President and Chief Information Officer of Union Pacific Corporation	26	AdvisorOne Funds (16 portfolios); XTF Advisors Trust (16 Portfolios) and XTF Investors Trust (9 portfolios)
Anthony J. Hertl Age 57	Trustee Since 2005	Consultant to small and emerging businesses since 2000; Retired in 2000 as Vice President of Finance and Administration of Marymount College, Tarrytown, New York where he served in this capacity for four years. Prior thereto, he spent thirteen years at Prudential Securities in various management capacities including Chief Financial Officer – Specialty Finance Group, Director of Global Taxation and Capital Markets Controller. Mr. Hertl is also a Certified Public Accountant.	26	AdvisorOne Funds (16 portfolios); Satuit Capital Management Trust; XTF Advisors Trust (16 Portfolios); XTF Investors Trust (9 portfolios); The Z-Seven Fund, Inc. and Greenwich Advisors Trust
Gary W. Lanzen Age 53	Trustee Since 2005	President, Orizon Investment Counsel, LLC; Partner, Orizon Group, Inc. (a financial services company)	26	AdvisorOne Funds (16 portfolios); XTF Advisors Trust (16 Portfolios) and XTF Investors Trust (9 portfolios)

Interested Trustees and Officers
Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee

Michael Miola**** Age 55	Trustee Since 2005	Chief Executive Officer and Manager of Gemini Fund Services, LLC; Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Orion Advisor Services, LLC, CLS Investment Firm, LLC, GemCom, LLC and Fund Compliance Services, LLC; Director of Constellation Trust Company; Private Investor & Businessman; Founder and President of American Data Services, Inc. (1983-2001).	26	AdvisorOne Funds (16 portfolios); Constellation Trust Co.; XTF Advisors Trust (16 Portfolios) and XTF Investors Trust (9 portfolios)
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Age 38	President Since June 2006

President and Manager, Gemini Fund Services, LLC (since 3/2006), formerly Senior Vice President and Director of Administration (2001 - 2005); Manager,  Fund Compliance Services, LLC (since 3/2006);  Manager (since 3/2006) and President (since 2004), GemCom LLC; VP, JP Morgan Chase (1998-2001).

			N/A	N/A
Emile R. Molineaux 450 Wireless Blvd. Hauppauge, NY 11788 Age 45	Secretary	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Vice President, Fund Compliance Services, LLC; (2003-Present); In-house Counsel, The Dreyfus Funds (1999-2003)	N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Age 38	Treasurer Since June 2006

Director of Fund Administration, Gemini Fund Services, LLC (2006 – Present); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, GemCom, LLC (2004 - Present); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

			N/A	N/A
Michael Wagner 450 Wireless Blvd. Hauppauge, NY 11788 Age 57	Chief Compliance Officer Sine June 2006	President (4/06-present) and Chief Operating Officer (9/04–3/06) of Fund Compliance Services, LLC; President and Manager, Gemini Fund Services, LLC (4/04-3/06); Director of Constellation Trust Company	N/A	N/A

*    The term of office of each Trustee and Officer listed above will continue indefinitely.

**   The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

***From December 2006 through April 2007, L. Merill Bryan, a non-interested trustee of the Trust, invested $143,080 in a limited liability company ("LLC"). This investment is required to be disclosed because one of the other members of the LLC is under common control with the Funds' distributor.  As of May 2007, Mr. Bryan is no longer a member of the LLC.

****  Michael Miola is an "interested person" of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Aquarius Fund Distributors, LLC (the Trust’s Distributor).

Board Committees

Audit Committee.  The Board has an Audit Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls.  The Audit committee operates pursuant to an Audit Committee Charter and will meet at least once annually.

Nominating Committee.  The Board has a Nominating Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Nominating Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Nominating Committee generally will not consider shareholder nominees.

Compensation

Each Trustee who is not affiliated with the Trust or Advisor will receive a per meeting fee of $150 per Portfolio if attended in person or via teleconference, as well as reimbursement for any reasonable expenses incurred attending the meetings. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

Name and Position	Aggregate Compensation From Trust**	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex*** Paid to Directors
L. Merill Bryan	$3,000	None	None	$8,400
Anthony J. Hertl	$3,000	None	None	$8,400
Gary Lanzen	$3,000	None	None	$8,400
Michael Miola*	None	None	None	None

*    This Trustee is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant).

**   Trustees fees and expenses allocated to the portfolio will be approximately $600.

***  The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

Management Ownership

As of December 31, 2007, the Trustees, as a group, owned 0.00% of the portfolio’s outstanding shares and 0.00% of the Fund Complex’s outstanding shares.

NET ASSET VALUES OF THE SHARES OF THE PORTFOLIO

As indicated in the Prospectus under the heading "Purchase and Redemption of Shares," the net asset value ("NAV") of the portfolio's shares is determined by dividing the total value of the Portfolio's portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Portfolio.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options; futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Portfolio 's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Portfolio shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Trust normally uses pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Trust or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Trust may value securities at fair value or estimate their value as determined in good faith by the Board or their designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Trust expects that the holidays upon which the Exchange will be closed are as follows: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by the Trust in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at net asset value per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined net asset value per share.

Redemption of Shares

The Trust will redeem all or any portion of a shareholder's shares of a Portfolio when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a)

when the NYSE is closed, other than customary weekend and holiday closings;

(b)

when trading on that exchange is restricted for any reason;

(c)

when an emergency exists as a result of which disposal by a Portfolio of securities owned by it is not reasonably practicable or it is not reasonably   practicable for the Portfolio fairly to determine the value of its net assets, provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d)

when the Securities and Exchange Commission by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA Patriot Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Transfer Agent and participating insurance company and other intermediaries have established proper anti-money laundering procedures, reported suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA Patriot Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PROXY VOTING SUMMARY

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies of securities held by the Portfolio to the Adviser (or Sub-Adviser), subject to the Board’s continuing oversight. The Policies require that the Adviser (or Sub-Adviser) vote proxies received in a manner consistent with the best interests of the Portfolio and its shareholders.  The Policies also require the Adviser (or Sub-Adviser) to present to the Board, at least annually, the Adviser’s (or Sub-Adviser’s) Proxy Policies and a record of each proxy voted by the Adviser (or Sub-Adviser) on behalf of a Portfolio, including a report on the resolution of all proxies identified by the Adviser (or Sub-Adviser) as involving a conflict of interest.

Where a proxy proposal raises a material conflict between the Adviser’s (or Sub-Adviser’s) interests and the Portfolio’s interests, the Adviser (or Sub-Adviser) will resolve the conflict by voting in accordance with the policy guidelines or at the client’s directive using the recommendation of an independent third party.  If the third party’s recommendations are not received in a timely fashion, the Adviser (or Sub-Adviser) will abstain from voting the securities held by that client’s account. A copy of the Sub-Adviser's proxy Voting policies is attached hereto as Appendix A.

More information.  Information regarding how the portfolio voted proxies relating to securities held by the Portfolio during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling Jefferson National Financial Corp. at 866-667-0561; and (2) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.  In addition, a copy of the Trust's proxy voting policies and procedures are also available by contacting Jefferson National Financial Corp. at 866-667-0561 and will be sent within three business days of receipt of a request.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the the Portfolio's portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Portfolio shareholders.

The Portfolio will disclose its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period.  In addition, The Portfolio will disclose its portfolio holdings reports on Forms N-CSR and Form N-Q approximately two months after the end of each quarter/semi-annual period.

The Portfolio may choose to make available to rating agencies such as Lipper, Morningstar or Bloomberg, approximately 30 days after the end of each quarter/semi-annual period, a complete schedule of the Fund’s portfolio holdings as of the last day of the quarter/semi-annual period.

Under limited circumstances, as described below, The Portfolio's portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the Securities and Exchange Commission on Form N-CSR or Form N-Q.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

•

The Advisor or Sub-Adviser.  Personnel of the Advisor or Sub-Adviser, including personnel responsible for managing the a Portfolio’s portfolio, may have full daily access to The Portfolio's portfolio holdings since that information is necessary in order for the Advisor or Sub-Adviser to provide their management, administrative, and investment services to the Portfolio.  As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser or Sub-Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

•

Gemini Fund Services, LLC.  Gemini Fund Services, LLC is the transfer agent, fund accountant and administrator for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

•

The Bank of New York.  The Bank of New York is the custodian for the Portfolio; therefore, its personnel have full daily access to the Portfolio's holdings since that information is necessary in order for them to provide the agreed-upon services for the Fund.

•

Cohen Fund Audit Services, Ltd.  Cohen Fund Audit Services, Ltd. is the Portfolio’s independent registered public accounting firm; therefore, its personnel have access to the Portfolio’s holdings in connection with auditing of the Portfolio's annual financial statements and providing assistance and consultation in connection with SEC filings.

•

Thompson Hine LLP.  Thompson Hine LLP is counsel to the Portfolio; therefore, its personnel have access to the Portfolio’s holdings in connection with the review of the Fund's annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients.  Other than disclosures to the entities listed above, there are no ongoing arrangements in place with respect to the disclosure of portfolio holdings.  The Trust’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the portfolio’s portfolio securities to persons other than those listed before the Fund files its holdings with the Securities and Exchange Commission on Form N-CSR or Form N-Q.  In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. In no event shall the Portfolio, the Advisor or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Portfolio’s holdings.

Compliance With Portfolio Holdings Disclosure Procedures.  The Trust's Chief Compliance Officer will report periodically to the Board with respect to compliance with the Fund’s portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Portfolio from the potential misuse of holdings information by individuals or firms in possession of that information.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Owners of variable contracts invested in the Portfolio will not receive directly any dividends or other distributions from the Trust or any of the Portfolio. All such dividends and other distributions are payable to, and reinvested by, the separate accounts of the insurance company in which contract premiums are invested.

It is the portfolio’s intention to distribute sufficient net investment income to avoid the imposition of federal income tax on the Portfolio. The portfolio also intends to distribute sufficient income to avoid the application of any federal excise tax. For dividend purposes, the net investment income of the portfolio, consists of all dividends and/or interest received less its estimated expenses (including fees payable to the Adviser). The Portfolio is also required to include in its taxable income each year a portion of the original issue discount at which it acquires zero coupon securities, even though the Portfolio receives no interest payment on the securities during the year. Similarly, that Portfolio must include in its taxable income each year any interest on payment-in-kind securities in the form of additional securities. Accordingly, to continue to qualify for treatment as a regulated investment company under the Internal Revenue (the “Code”), that Portfolio may be required to distribute as a dividend an amount that is greater than the total amount of cash the Portfolio actually receives. Those distributions will be made from the Portfolio’s cash assets or the proceeds from sales of portfolio securities, if necessary.

Dividends from the Portfolio will be declared and reinvested quarterly in additional full and fractional shares of the Portfolio.  However, the Trustees may decide to declare dividends at other intervals.

Distributions of the portfolio’s net long-term capital gains (the excess of net long-term capital gain over net short-term capital loss), net short-term gains, and net realized gains from foreign currency transactions, if any, is declared and paid to its shareholders annually. See the applicable Contract prospectus for information regarding the federal income tax treatment of distributions to the insurance company separate accounts.

The Portfolio of the Trust is treated as a separate corporation for federal income tax purposes and intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). As such, a Portfolio will not be subject to federal income tax on the part of its net investment income and net realized capital gains that it distributes to shareholders. To qualify for treatment as a “regulated investment company,” the Portfolio must, among other things, derive at least 90 percent of its gross income for each taxable year from dividends, interest and gains from the sale or other disposition of securities.

Furthermore, the Portfolio also intends to comply with Section 817(h) of the Code and the regulations issued thereunder.  Section 817(h) imposes certain investment diversification requirements on life insurance company separate accounts that support variable life insurance contracts and variable annuity contracts.  These diversification requirements are in addition to the diversification requirements of Subchapter M of the Code and of the 1940 Act, and may affect the securities in which a Portfolio may invest.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest.  Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Portfolio. All shares issued are fully paid and non-assessable.

                                                                     APPENDIX A

                       DESCRIPTION OF SECURITIES RATINGS

   The Funds may make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund's overall dollar-weighted average quality, unrated securities are treated as if rated, based on the adviser's view of their comparability to rated securities. A Fund's use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Fitch, Moody's, or S&P or, if unrated, determined by the adviser to be of comparable quality). The percentage of a Fund's assets invested in securities in a particular rating category will vary. Following is a description of Fitch, Moody's and S&P's ratings applicable to fixed-income securities.

Moody's Investors Service, Inc.

Long-Term Obligations Ratings

 Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

   Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

   Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

   A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

   Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

   Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

   B: Obligations rated B are considered speculative and are subject to high credit risk.

   Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

   Ca: Obligations rated Ca are highly speculative and are likely in or very near default, with some prospect of recovery of principal and interest.

   C: Obligations rated C are the lowest rated class od bonds and are typically in default, with little prospect for recovery of principal or interest.

   Moody's appends numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings

   Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

   Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

   P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

   P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

   P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

   NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Standard & Poor's Ratings Services

   Issue Credit Rating Definitions

   A S&P's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

   Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information.

Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

   Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper.

Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

   Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

   The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

   Investment-grade

   AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

   AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

   A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

   BBB: An obligation rated BB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

   Speculative Grade

   Obligations rated BB, B, CCC, CC, and are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

   BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

   B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

   CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

   CC: An obligation rated CC is currently highly vulnerable to nonpayment.

   C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

   D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

   Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   pr: The letter "pr" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project.

This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

   r: The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risk, that are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued use of the 'r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

   N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

   Commercial Paper Rating Definitions

   A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

   A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

   A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

   A-3: Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances that obligations carrying the higher designations.

   B: Issues rated `B' are regarded as having only speculative capacity for timely payment.

   C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

   D: Debt rated `D' is in payment default. The `D' rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

Fitch Investor Services, Inc

Credit Ratings

Fitch's credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch's credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The use of credit ratings defines their function: "investment grade" ratings (international Long-term 'AAA' to 'BBB-' categories; Short-term 'F1' to'F3') indicate relatively low to moderate credit risk, while those in the "speculative" or "non investment grade" categories (international Long-term

'BB+' to 'D'; Short-term 'B' to 'D') either signal a higher level of credit risk or that a default has already occurred. Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Depending on their application, credit ratings address benchmark measures of probability of default as well relative expectations of loss given default. For example, issuers are typically assigned Issuer Default Ratings that are relative measures of default probability. Similarly, short-term credit ratings give primary consideration to the likelihood that obligations will be met on a timely basis. Securities, however, are rated taking into consideration probability of default and loss given default. As a result, for entities such as corporations security ratings may be rated higher, lower or the same as the issuer rating to reflect expectations of the security's relative recovery prospects, as well as differences in ability and willingness to pay. While recovery analysis plays an important role throughout the ratings scale, it becomes a more critical consideration for below investment-grade securities and obligations, particularly at the lower end of the non-investment-grade ratings scale where Fitch often publishes actual Recovery Ratings, that are complementary to the credit ratings.

Structured finance ratings typically are assigned to each individual security or tranche in a transaction, and not to an issuer. Each structured finance tranche is rated on the basis of various stress scenarios in combination with its relative seniority, prioritization of cash flows and other structural mechanisms.

International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA

Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. 'BBB' ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB

Speculative

'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative

[ ] For issuers and performing obligations, 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

[ ] For individual obligations, may indicate distressed or defaulted  obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of 'RR1' (outstanding).

CCC

[ ] For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

[ ] For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of 'RR2' (superior), or 'RR3' (good) or 'RR4' (average).

CC

[ ] For issuers and performing obligations, default of some kind appears probable.

[ ] For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of 'RR4' (average) or 'RR5' (below average).

C

[ ] For issuers and performing obligations, default is imminent.

[ ] For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of 'RR6' (poor).

RD

Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

- failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; - the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or - the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated 'D' upon a default. Defaulted and distressed obligations typically are rated along the continuum of 'C' to 'B' ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the 'B' or 'CCC-C' categories.

Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

International Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B

Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to International Long-Term and Short-Term ratings:

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term 'put' or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only

Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal  repayments.

Principal Only

Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return

Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

'PIF'

The tranche has reached maturity and has been "paid-in-full", regardless of whether it was amortized or called early. As the issue no longer exist, it is therefore no longer rated.

'NR'

Denotes that Fitch Ratings does not publicly rate the associated issue or issuer or issue.

'WD': Indicates that the rating has been withdrawn and is no longer maintainedby Fitch.

Exhibit A

PROXY VOTING POLICIES AND PROCEDURES

LOOMIS SAYLES PROXY VOTING PROCEDURES TO  BE PROVIDED

Northern Lights Variable Trust

PART C

OTHER INFORMATION

ITEM 23.

EXHIBITS.

(a)(1) (a)(2)

Agreement and Declaration of Trust dated November 4, 2004.  Previously filed on February 14, 2006 as Exhibit (a)(1) to the Registrant’s Registration Statement on Form N-1A (File numbers 811-21853 and 333-131820)(hereinafter referred to as the “Registrant’s Registration Statement”), and hereby incorporated by reference.

Certificate of Trust dated November 4, 2004.  Previously filed on February 14, 2006 as Exhibit (a)(2) to the Registrant’s Registration Statement, and hereby incorporated by reference.

(b)	By-Laws. Previously filed on February 14, 2006 as Exhibit (b) to the Registrant’s Registration Statement, and hereby incorporated by reference.
(c)

Instruments Defining Rights of Security Holders.   See Article III, “Shares” and Article V “Shareholders’ Voting Powers and Meetings” of the Registrant’s Agreement and Declaration of Trust. See also, Article II, “Meetings of Shareholders” of the Registrant’s By-Laws.

(d)(1)

Form of Investment Advisory Agreement between the Registrant, on behalf of the Arrow DWA Balanced VIT Fund and Arrow Investment Advisors, LLC was filed on January 11, 2007 as Exhibit (d)(1) to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement, and is hereby incorporated by reference.

(d)(2)

Form of Sub-Advisory Agreement between Arrow Investment Advisors, LLC and Dorsey, Wright & Associates, Inc., was filed on January 11, 2007 as Exhibit (d)(2) to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement, and is hereby incorporated by reference.

(d)(3)

Investment Advisory Agreement between the Registrant, with respect to the JNF Equity Portfolio and the JNF Balanced Portfolio, and JNF Advisors, Inc., was filed on February 4, 2008 as Exhibit (d)(3) to Pre-Effective Amendment No. 11 to the Registrant’s Registration Statement, and is hereby incorporated by reference.

(d)(3)(1)	Investment Advisory Agreement between the Registrant, with respect to the JNF Money Market Portfolio, and JNF Advisors, Inc., to be filed by amendment.
(d)(4)

Sub-Advisory Agreement between JNF Advisors, Inc. and Chicago Equity Partners, LLC with respect to the JNF Equity and Balanced Portfolios, was filed on February 4, 2008 as Exhibit (d)(4) to Pre-Effective Amendment No. 11 to the Registrant’s Registration Statement, and is hereby incorporated by reference.

(d)(4) (1)	Sub-Advisory Agreement between JNF Advisors, Inc. and AIM Advisors, Inc., with respect to the JNF Money Market Portfolio, to be filed by amendment.
(d)(5)

Investment Advisory Agreement between the Registrant, with respect to the Critical Math Portfolio, and Critical Math Advisors, LLC, was filed on February 4, 2008 as Exhibit (d)(5) to Pre-Effective Amendment No. 11 to the Registrant’s Registration Statement, and is hereby incorporated by reference.

(d)(6)

Investment Advisory Agreement between the Registrant, with respect to the Changing Parameters Portfolio, and Changing Parameters LLC, was filed on February 4, 2008 as Exhibit (d)(6) to Pre-Effective Amendment No. 11 to the Registrant’s Registration Statement, and is hereby incorporated by reference.

(d)(7)

Investment Advisory Agreement between the Registrant, with respect to The Smart Allocation Growth Portfolio, the Smart Allocation Growth and Income Portfolio and the Smart Allocation Income Portfolio; and Smart Portfolios LLC, was filed on February 4, 2008 as Exhibit (d)(7) to Pre-Effective Amendment No. 11 to the Registrant’s Registration Statement, and is hereby incorporated by reference.

(d)(8)

Investment Advisory Agreement between the Registrant, with respect to Dent Strategic Focus Portfolio and HS Dent Investment Management, LLC, was filed on February 4, 2008 as Exhibit (d)(8) to Pre-Effective Amendment No. 11 to the Registrant’s Registration Statement, and is hereby incorporated by reference.

(d)(9)	Investment Advisory Agreement between the Registrant, with respect to The Oxford Global Total Return Portfolio and The Oxford Private Client Group, LLC to be filed by amendment.
(e)

Form of Underwriting Agreement between the Registrant, with respect to Critical Math Portfolio, and Aquarius Fund Distributors LLC, was filed on May 16, 2007 as Exhibit (e) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement, and is hereby incorporated by reference.

(f)	Bonus or Profit Sharing Contracts. Not Applicable.
(g)(1)

Custody Agreement between the Registrant and Bank of New York was filed on February 4, 2008 as Exhibit (g)(1) to Pre-Effective Amendment No. 11 to the Registrant’s Registration Statement, and is hereby incorporated by reference.

(g)(2)

Custody Agreement between the Registrant and the First National Bank of Omaha was filed on February 4, 2008 as Exhibit (g)(2) to Pre-Effective Amendment No. 11 to the Registrant’s Registration Statement, and is hereby incorporated by reference.

(g)(3)	Custody Agreement between the Registrant and Citibank, to be filed by amendment.
(h)(1)

Fund Accounting Service Agreement between the Registrant and Gemini Fund Services, LLC was filed on February 6, 2007 as Exhibit (h)(1) to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement, and is hereby incorporated by reference.

(h)(2)

Administration Service Agreement between the Registrant and Gemini Fund Services, LLC was filed on February 6, 2007 as Exhibit (h)(2) to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement, and is hereby incorporated by reference.

(h)(3)

Transfer Agency Service Agreement between the Registrant and Gemini Fund Services, LLC was filed on February 6, 2007 as Exhibit (h)(3) to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement, and is hereby incorporated by reference.

(h)(4)

Expense Limitation Agreement between the Registrant, on behalf of the Arrow DWA Balanced VIT Fund and Arrow Investment Advisors, LLC was filed on February 4, 2008 as Exhibit (h)(4) to Pre-Effective Amendment No. 11 to the Registrant’s Registration Statement, and is hereby incorporated by reference.

(h)(5)

Investor Services Plan of Arrow DWA Balanced VIT Fund was filed on January 11, 2007 as Exhibit (h)(5) to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement, and is hereby incorporated by reference.

(h)(6)

Custody Administration Agreement between Registrant and the Administrator with respect to certain Funds of the Trust, was filed on February 6, 2007 as Exhibit (h)(6) to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement, and is hereby incorporated by reference.

(h)(7)

Expense Limitation Agreement between the Registrant, with respect to the JNF Equity Portfolio and the JNF Balanced Portfolio, and JNF Advisors, Inc., was filed on February 4, 2008 as Exhibit (h)(7) to Pre-Effective Amendment No. 11 to the Registrant’s Registration Statement, and is hereby incorporated by reference.

(h)(7)(1)	Expense Limitation Agreement between the Registrant, with respect to the JNF Money Market Portfolio, and JNF Advisors, Inc., to be filed by amendment.
(h)(8)

Expense Limitation Agreement between the Registrant, with respect to the Critical Math Portfolio, and Critical Math Advisors, LLC, was filed on February 4, 2008 as Exhibit (h)(8) to Pre-Effective Amendment No. 11 to the Registrant’s Registration Statement, and is hereby incorporated by reference.

(h)(9)

Participation Agreement between the Registrant, with respect to the JNF Equity Portfolio and the JNF Balanced Portfolio, and Jefferson National Life Insurance Company was filed on February 4, 2008 as Exhibit (h)(9) to Pre-Effective Amendment No. 11 to the Registrant’s Registration Statement, and is hereby incorporated by reference.

(h)(9)(1)	Participation Agreement between the Registrant, with respect to the JNF Money Market Portfolio, and Jefferson National Life Insurance Company, to be filed by amendment.
(h)(10)

Expense Limitation Agreement between the Registrant, with respect to The Smart Allocation Growth Portfolio, the Smart Allocation Growth and Income Portfolio and the Smart Allocation Income Portfolio; and Smart Portfolios LLC, was filed on February 4, 2008 as Exhibit (h)(10) to Pre-Effective Amendment No. 11 to the Registrant’s Registration Statement, and is hereby incorporated by reference.

(h)(11)

Participation Agreement between the Registrant, with respect to the The Smart Allocation Growth Portfolio, the Smart Allocation Growth and Income Portfolio and the Smart Allocation Income Portfolio; and _________ Insurance Company, to be filed by amendment.

(h)(12)

Expense Limitation Agreement between the Registrant, with respect to the Dent Strategic Focus Portfolio and HS Dent Investment Management, LLC, was filed on February 4, 2008 as Exhibit (h)(12) to Pre-Effective Amendment No. 11 to the Registrant’s Registration Statement, and is hereby incorporated by reference.

(h)(13)	Participation Agreement between the Registrant, with respect to the Dent Strategic Focus Portfolio and _____________Insurance Company, to be filed by amendment
(h)(14)	Expense Limitation Agreement between the Registrant, with respect to The Oxford Global Total Return Portfolio and The Oxford Private Client Group, LLC, to be filed by amendment.
(h)(15)	Participation Agreement between the Registrant, with respect to The Oxford Global Total Return Portfolio and ___________ Insurance Company, to be filed by amendment
(i)	Opinion and Consent of Counsel is filed herewith.
(j)	Powers of Attorney of the Trustees were filed on April 5, 2007 as Exhibit (j)(4) to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(j)(1)	Consent of Independent Auditors is filed herewith.
(k)	Omitted Financial Statements. None.
(l)	Initial Capital Agreements was filed on January 11, 2007 as Exhibit (l) to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(m)(1)	Rule 12b-1 Plan was filed on February 4, 2008 as Exhibit (m)(1) to Pre-Effective Amendment No. 11 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(p)(1)

Code of Ethics of Northern Lights Variable Trust, was filed on January 11, 2007 as Exhibit (p)(1) to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement, and is hereby incorporated by reference.

(p)(2)

Code of Ethics of Arrow Investment Advisors, LLC was filed on January 11, 2007 as Exhibit (p)(2) to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement, and is hereby incorporated by reference.

(p)(3)

Code of Ethics of Dorsey, Wright & Associates, Inc. was filed on January 11, 2007 as Exhibit (p)(3) to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement, and is hereby incorporated by reference.

(p)(4)	Code of Ethics of JNF Advisors, Inc. was filed on March 2, 2007 as Exhibit (p)(4) to Post-Effective Amendment No. 3 to the Registrant’s Registration Statement, and is hereby incorporated by reference.
(p)(5)

Code of Ethics of Chicago Equity Partners, LLC was filed on March 2, 2007 as Exhibit (p)(5) to Post-Effective Amendment No. 3 to the Registrant’s Registration Statement, and is hereby incorporated by reference.

(p)(6)

Code of Ethics of Critical Math Advisors, LLC, was filed on February 6, 2007 as Exhibit (p)(5) to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement, and is hereby incorporated by reference.

(p)(7)

Code of Ethics of Changing Parameters LLC was filed on March 2, 2007 as Exhibit (p)(7) to Post-Effective Amendment No. 3 to the Registrant’s Registration Statement, and is hereby incorporated by reference.

(p)(8)	Code of Ethics of Smart Portfolios LLC to be filed by amendment.
(p)(9)	Code of Ethics of HS Dent Investment Management, LLC to be filed by amendment.
(p)(10)	Code of Ethics of The Oxford Private Client Group, LLC, to be filed by amendment.

ITEM 24.

PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT.    None.

ITEM 25.

INDEMNIFICATION.

Article VIII, Section 2(a) of the Agreement and Declaration of Trust provides that to the fullest extent that limitations on the liability of Trustees and officers are permitted by the Delaware Statutory Trust Act of 2002, the officers and Trustees shall not be responsible or liable in any event for any act or omission of:  any agent or employee of the Trust; any investment adviser or principal underwriter of the Trust; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively.  The Trust, out of the Trust Property, is required to indemnify and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or Trustee’s performance of his or her duties as an officer or Trustee of the Trust.  This limitation on liability applies to events occurring at the time a person serves as a Trustee or officer of the Trust whether or not such person is a Trustee or officer at the time of any proceeding in which liability is asserted.  Nothing contained in the Agreement and Declaration of Trust indemnifies, holds harmless or protects any officer or Trustee from or against any liability to the Trust or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Article VIII, Section 2(b) provides that every note, bond, contract, instrument, certificate or undertaking and every other act or document whatsoever issued, executed or done by or on behalf of the Trust, the officers or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in such Person’s capacity as Trustee and/or as officer, and such Trustee or officer, as applicable, shall not be personally liable therefore, except as described in the last sentence of the first paragraph of Section 2 of Article VIII.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Delaware law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.

BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

Certain information pertaining to the business and other connections of Arrow Investment Advisors, LLC, the Adviser to the Arrow DWA Balanced VIT Fund, is hereby incorporated herein by reference to the section of the Prospectus captioned “Investment Advisor” and to the section of the Statement of Additional Information captioned “Investment Advisor and Advisory Agreement”.  The information required by this Item 26 with respect to each director, officer or partner of Arrow Investment Advisors LLC will be incorporated by reference to Form ADV filed by Arrow Investment Advisors LLC with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No.  801-66595).

Certain information pertaining to the business and other connections of Dorsey, Wright & Associates, Inc., the Sub-Adviser to the Arrow DWA Balanced VIT Fund, is hereby incorporated herein by reference to the section of the Prospectus captioned “Sub-Advisor” and to the section of the Statement of Additional Information captioned “Sub-Adviser and Sub-Advisory Agreement”.  The information required by this Item 26 with respect to each director, officer or partner of Dorsey, Wright & Associates, Inc. is incorporated by reference to Form ADV filed by Dorsey, Wright & Associates, Inc. with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-29045).

Certain information pertaining to the business and other connections of JNF Advisors, Inc.,  the Adviser to the JNF Equity Portfolio, JNF Money Market Portfolio and the JNF Balanced Portfolio, is hereby incorporated herein by reference to the section of the Prospectus captioned “Investment Adviser” and to the section of the Statement of Additional Information captioned “Investment Adviser”.  The information required by this Item 26 with respect to each director, officer or partner of JNF Advisors, Inc. will be incorporated by reference to Form ADV filed by JNF Advisors, Inc. with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-67658).

Certain information pertaining to the business and other connections of Chicago Equity Partners, LLC,  the Sub-Adviser to the JNF Equity Portfolio and the JNF Balanced Portfolio, is hereby incorporated herein by reference to the section of the Prospectus captioned “Sub-Adviser” and to the section of the Statement of Additional Information captioned “Sub-Adviser”.  The information required by this Item 26 with respect to each director, officer or partner of Chicago Equity Partners, LLC is incorporated by reference to Form ADV filed by Chicago Equity Partners, LLC with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-57280).

Certain information pertaining to the business and other connections of AIM Advisors, Inc.,  the Sub-Adviser to the JNF Money Market Portfolio, is hereby incorporated herein by reference to the section of the Prospectus captioned “Sub-Adviser” and to the section of the Statement of Additional Information captioned “Sub-Adviser”.  The information required by this Item 26 with respect to each director, officer or partner of AIM Advisors, Inc., is incorporated by reference to Form ADV filed by AIM Advisors, Inc., with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-______). 801- 57934 (AIM PRIVATE ASSET MANAGEMENT, INC.)

Certain information pertaining to the business and other connections of Critical Math Advisors, LLC,  the Adviser to the Critical Math Portfolio, is hereby incorporated herein by reference to the section of the Prospectus captioned “Investment Adviser” and to the section of the Statement of Additional Information captioned “Investment Adviser”.  The information required by this Item 26 with respect to each director, officer or partner of Critical Math Advisors, LLC is incorporated by reference to Form ADV filed by Critical Math Advisors, LLC with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-65306).

Certain information pertaining to the business and other connections of Changing Parameters LLC,  the Adviser to the Changing Parameters Portfolio, is hereby incorporated herein by reference to the section of the Prospectus captioned “Investment Adviser” and to the section of the Statement of Additional Information captioned “Investment Adviser”.  The information required by this Item 26 with respect to each director, officer or partner of Changing Parameters LLC is incorporated by reference to Form ADV filed by Changing Parameters LLC with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-63495).

Certain information pertaining to the business and other connections of Smart Portfolios LLC, the Adviser to the Smart Allocation Growth Portfolio, the Smart Allocation Growth and Income Portfolio and the Smart Allocation Income Portfolio, is hereby incorporated herein by reference to the section of the Prospectus captioned “Investment Adviser” and to the section of the Statement of Additional Information captioned “Investment Adviser.”  The information required by this Item 26 with respect to each director, officer or partner of Smart Portfolios LLC is incorporated by reference to Form ADV filed by Smart Portfolios LLC with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801- 67772 ).

Certain information pertaining to the business and other connections of HS Dent Investment Management, LLC, the Adviser to the Dent Strategic Focus Portfolio, is hereby incorporated herein by reference to the section of the Prospectus captioned “Investment Adviser” and to the section of the Statement of Additional Information captioned “Investment Adviser.”  The information required by this Item 26 with respect to each director, officer or partner of HS Dent Investment Management, LLC is incorporated by reference to Form ADV filed by HS Dent Investment Management, LLC with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-62809).

Certain information pertaining to the business and other connections of The Oxford Private Client Group, LLC,  the Adviser to The Oxford Global Total Return Portfolio, is hereby incorporated herein by reference to the section of the Prospectus captioned “Investment Adviser” and to the section of the Statement of Additional Information captioned “Investment Adviser”.  The information required by this Item 26 with respect to each director, officer or partner of The Oxford Private Client Group, LLC is incorporated by reference to Form ADV filed by The Oxford Private Client Group, LLC with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-64694).

ITEM 27.

PRINCIPAL UNDERWRITER.

Not Applicable.

ITEM 28.

LOCATION OF ACCOUNTS AND RECORDS.

The following entities prepare, maintain and preserve the records required by Section 31 (a) of the 1940 Act for the Registrant.  These services are provided to the Registrant for such periods prescribed by the rules and regulations of the Securities and Exchanged Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

Gemini Fund Services, LLC (“GFS”), located at 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137, provides transfer agent and dividend disbursing services pursuant to a Transfer Agency and Service Agreements between GFS and the Trust.  In such capacities, GFS provides pricing for each Fund’s portfolio securities, keeps records regarding securities and other assets in custody and in transfer, bank statements, canceled checks, financial books and records, and keeps records of each shareholder’s account and all disbursement made to shareholders.

Gemini Fund Services, LLC, located at 450 Wireless Blvd., Hauppauge, New York 11788, maintains all records required pursuant to Administrative Service Agreements with the Trust.

First National Bank of Omaha (‘FNBO”), located at 1620 Dodge Street, Omaha, NE 68197, provides custodian services to the Critical Math Portfolio pursuant to a Custody Agreement between FNBO and the Trust.

Bank of New York (‘BONY”), located at One Wall Street, New York, New York 10286, provides custodian services to the Arrow DWA Balanced VIT Fund, the JNF Equity Portfolio and the JNF Balanced Portfolio pursuant to a Custody Agreement between BONY and the Trust.

Arrow Investment Advisors, LLC located at 2943 Olney-Sandy Spring Road, Suite A, Olney, Maryland 20832, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Arrow DWA Balanced VIT Fund.

Dorsey, Wright & Associates, Inc. located at with offices at 8014 Midlothian Turnpike, Richmond, Virginia 23235 and 595 East Colorado Blvd., Suite 307, Pasadena, CA  91101, pursuant to the Investment Advisory Agreement with Arrow Investment Advisors, LLC, maintains all records required pursuant to such agreement with respect to the Arrow DWA Balanced VIT Fund.

JNF Advisors, Inc. located at 9920 Corporate Campus Drive, Suite 1000, Louisville, Kentucky 40223, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the JNF Equity Portfolio, JNF Money Market Portfolio and the JNF Balanced Portfolio.

Chicago Equity Partners, LLC located at 180 N. LaSalle Street, Suite 3800, Chicago, Illinois 60601, pursuant to the Investment Advisory Agreement with JNF Advisors, Inc., maintains all records required pursuant to such agreement with respect to the JNF Equity Portfolio and the JNF Balanced Portfolio.

AIM Advisors, Inc located at 11 Greenway Plaza, Suite 100, Houston, Texas, 77046-1173, pursuant to the Investment Advisory Agreement with JNF Advisors, Inc., maintains all records required pursuant to such agreement with respect to the JNF Money Market Portfolio.

Critical Math Advisors LLC located at 29 Emmons Drive, Suite A-20, Princeton, NJ 08540 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Critical Math Portfolio.

Changing Parameters LLC located at 250 Oak Grove Avenue, Suite A, Menlo Park, California 94025 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Changing Parameters Portfolio.

Smart Portfolios LLC, located at 17865 Ballinger Way NE, Seattle, Washington 98155, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Smart Allocation Growth Portfolio, the Smart Allocation Growth and Income Portfolio and the Smart Allocation Income Portfolio.

H.S. Dent Investment Management, LLC located at 15310 AMBERLY DRIVE,  SUITE 165,  TAMPA,  FL   33647,  pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Dent Strategic Focus Portfolio.

The Oxford Private Client Group, LLC located at 1900 LaSalle Avenue, N. Suite 200, Minneapolis, Minnesota 55403, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to The Oxford Global Total Return Portfolio.

ITEM 29.

MANAGEMENT SERVICES.

Not applicable.

ITEM 30.

UNDERTAKINGS.

See item 25, above.

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, and Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized in the City of Hauppauge, State of New York on the 14th day February, 2008.

                                                                     NORTHERN LIGHTS VARIABLE TRUST

 (Registrant)

            /s/ Andrew Rogers

By:      Andrew Rogers, President and

            Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Michael Miola* Michael Miola	Trustee & Chairman	February 14, 2008
L. Merill Bryan* L. Merill Bryan	Trustee	February 14, 2008
Gary Lanzen* Gary Lanzen	Trustee	February 14, 2008
Anthony Hertl* Anthony Hertl	Trustee	February 14 , 2008
/s/ Andrew Rogers Andrew Rogers	President and Principal Executive Officer	February 14 , 2008
/s/ Kevin Wolf Kevin Wolf	Treasurer and Principal Accounting Officer	February 14 , 2008

By:                                               Date: February 14 , 2008

/s/ Emile R. Molineaux

Emile R. Molineaux

*Attorney-in-Fact – Pursuant to Powers of Attorney filed on April 5, 2007.

EXHIBIT INDEX

Opinion and Consent of Counsel	EX.99.23(i)
Consent of Independent Auditors	EX.99.23(j)(1)